Exhibit 99.7

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Supplement to the Estimates

Fiscal Year Ending March 31, 2025

British Columbia Cataloguing in Publication Data

British Columbia.

Estimates, fiscal year ending March 31. —1983 —

Annual

Continues: British Columbia. Ministry of Finance.

Estimates of revenue and expenditure. ISSN 0707-3046

Vols. For 1983 - have suppl.

Imprint varies: Ministry of Finance, 1983-1987: Ministry

Of Finance and Corporate Relations, 1988-June 2001:

Ministry of Finance, June 2001-

Also available on the Internet.

ISSN 0712-4597 = Estimates — Province of British Columbia

1.	British Columbia — Appropriations and expenditures - Periodicals.
2.	Budget — British Columbia - Periodicals.
3.	Revenue — British Columbia - Periodicals.
I.	British Columbia. Ministry of Finance.
II.	British Columbia. Ministry of Finance and Corporate Relations.
III.	Title.

HJ13.B742       354.7110072'225       C82-089032-4

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INTRODUCTION

GENERAL FUND OPERATING EXPENSES

This publication provides summary and detailed General Fund expenses for special offices, ministries, and other appropriations. Expenses are classified by group accounts. These group accounts represent broad categories of expenses (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries, and External Recoveries). Each group account is composed of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for 2023/24. Each column thereafter provides 2024/25 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Subtotal columns are also presented to parallel the group account classification totals found in the 2024/25 Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

GENERAL FUND CAPITAL EXPENDITURES

This publication also provides details for capital expenditures by special office, ministry, and other appropriation. Capital expenditures are presented on the basis of the category of assets acquired. The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECTS OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses by sub-vote, by group account, and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries, and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s budget website: https://www.bcbudget.gov.bc.ca/.

Salaries and Benefits		Government Transfers
50	Base Salaries	77	Transfers – Grants
51	Supplementary Salary Costs	79	Transfers – Entitlements
52	Employee Benefits	80	Transfers – Shared Cost Arrangements
54	Legislative Salaries and Indemnities	Other Expenses
Operating Costs
		81	Transfers Between Votes and Special Accounts
55	Boards, Commissions and Courts – Fees and Expenses	83	Interest on the Public Debt
57	Public Servant Travel	85	Other Expenses
59	Centralized Management Support Services	Internal Recoveries
60	Professional Services
63	Information Systems – Operating	86	Recoveries Between Votes and Special Accounts
65	Office and Business Expenses	88	Recoveries Within the Consolidated Revenue Fund
67	Informational Advertising and Publications	External Recoveries
68	Statutory Advertising and Publications
69	Utilities, Materials and Supplies	89	Recoveries Within the Government Reporting Entity
70	Operating Equipment and Vehicles	90	Recoveries External to the Government Reporting Entity
72	Non-Capital Roads and Bridges
73	Amortization
75	Building Occupancy Charges

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GENERAL FUND OPERATING EXPENSES ($000)

Vote and Statutory Appropriations		Total 2023/24 Operating Expenses	Salaries and Benefits	Operating Costs	Government Transfers	Other Expenses	Internal Recoveries	External Recoveries	Total 2024/25 Operating Expenses
Legislative Assembly
1	Legislative Assembly	100,341	66,387	23,606	—	40,817	(169)	(981)	129,660
Officers of the Legislature
2	Auditor General	22,275	18,292	7,986	70	8	—	—	26,356
3	Conflict of Interest Commissioner	786	672	227	—	—	—	—	899
4	Elections BC	35,967	42,517	46,503	5,722	7	—	—	94,749
5	Human Rights Commissioner	7,505	4,664	2,171	100	736	(1)	(2)	7,668
6	Information and Privacy Commissioner	9,272	7,779	2,260	—	975	(1)	(2)	11,011
7	Merit Commissioner	1,442	950	557	—	160	—	—	1,667
8	Ombudsperson	12,773	13,950	2,932	—	—	(1,800)	(1)	15,081
9	Police Complaint Commissioner	7,013	5,491	2,141	—	665	—	(1)	8,296
10	Representative for Children and Youth	12,191	10,316	3,414	155	1	(1,055)	(2)	12,829
	Total	109,224	104,631	68,191	6,047	2,552	(2,857)	(8)	178,556
Office of the Premier
11	Office of the Premier	16,045	14,513	1,987	1,003	559	(601)	(707)	16,754
Ministry of Agriculture and Food
12	Ministry Operations	93,246	37,282	12,509	54,188	15,456	(8)	(24,423)	95,004
13	Agricultural Land Commission	5,315	4,252	1,201	—	3	(1)	(2)	5,453
	Statutory Appropriations	23,200	—	1,200	—	40,480	—	(1)	41,679
	Less: Transfer from Ministry Operations Vote	(10,000)	—	—	—	(12,000)	—	—	(12,000)
	Total	111,761	41,534	14,910	54,188	43,939	(9)	(24,426)	130,136
Ministry of Attorney General
14	Ministry Operations	644,013	552,212	130,895	190,706	16,057	(123,392)	(37,154)	729,324
15	Judiciary	93,617	96,461	14,158	12	43	(2)	(1)	110,671
16	Crown Proceeding Act	24,500	—	—	—	24,500	—	—	24,500
17	Independent Investigations Office	11,564	9,995	2,416	—	20	(1)	(2)	12,428
	Statutory Appropriations	11,530	31,798	6,259	—	417	—	(26,080)	12,394
	Less: Transfer from Ministry Operations Vote	(11,530)	—	—	—	(12,394)	—	—	(12,394)
	Total	773,694	690,466	153,728	190,718	28,643	(123,395)	(63,237)	876,923
Ministry of Children and Family Development
18	Ministry Operations	1,912,095	480,843	69,914	1,674,695	29,980	(46,144)	(88,091)	2,121,197
Ministry of Citizens' Services
19	Ministry Operations	682,770	211,422	731,500	20,000	124,548	(186,514)	(195,679)	705,277
Ministry of Education and Child Care
20	Ministry Operations	8,835,152	111,399	59,845	10,486,573	4,111	(647)	(1,084,500)	9,576,781
	Statutory Appropriations	38,818	5,631	2,879	30,000	91	—	—	38,601
	Total	8,873,970	117,030	62,724	10,516,573	4,202	(647)	(1,084,500)	9,615,382
Ministry of Emergency Management and Climate Readiness
21	Ministry Operations	64,584	40,263	11,598	38,178	32	(530)	(10,494)	79,047
22	Emergency and Disaster Management Act	36,420	—	23,700	12,721	1	(1)	(1)	36,420
	Total	101,004	40,263	35,298	50,899	33	(531)	(10,495)	115,467

GENERAL FUND OPERATING EXPENSES ($000) continued

Vote and Statutory Appropriations		Total 2023/24 Operating Expenses	Salaries and Benefits	Operating Costs	Government Transfers	Other Expenses	Internal Recoveries	External Recoveries	Total 2024/25 Operating Expenses
Ministry of Energy, Mines and Low Carbon Innovation
23	Ministry Operations	118,495	67,996	31,774	26,743	2,405	(4,738)	(3,069)	121,111
	Statutory Appropriations	18,172	607	26	19,516	—	(2)	(4)	20,143
	Total	136,667	68,603	31,800	46,259	2,405	(4,740)	(3,073)	141,254
Ministry of Environment and Climate Change Strategy
24	Ministry Operations	199,682	118,016	78,479	6,832	15,524	(28,140)	(2,658)	188,053
25	Environmental Assessment Office	16,392	12,012	2,290	3,550	124	(1)	(901)	17,074
	Statutory Appropriations	39,055	4,089	7,400	1,500	26,635	—	(500)	39,124
	Total	255,129	134,117	88,169	11,882	42,283	(28,141)	(4,059)	244,251
Ministry of Finance
26	Ministry Operations	339,857	184,095	85,881	211,309	104,450	(23,370)	(149,258)	413,107
27	Government Communications and Public Engagement	29,921	25,556	6,904	—	61	(600)	(261)	31,660
28	BC Public Service Agency	63,385	43,941	37,521	—	9,060	(16,687)	(4,020)	69,815
29	Benefits and Other Employment Costs	1	829,849	6,422	350	54,200	(808,562)	(82,258)	1
	Statutory Appropriations	1,194,013	90,927	8,300	1,119,939	66,245	(48,718)	(27,047)	1,209,646
	Less: Transfer from Ministry Operations Vote	(47,398)	—	—	—	(53,999)	—	—	(53,999)
	Total	1,579,779	1,174,368	145,028	1,331,598	180,017	(897,937)	(262,844)	1,670,230
Ministry of Forests
30	Ministry Operations	404,292	195,600	152,548	42,701	48,810	(16,774)	(8,892)	413,993
31	Fire Management	204,120	114,393	127,353	5,000	62	(1,801)	(12,271)	232,736
	Statutory Appropriations	236,929	35,808	106,660	800	91,580	(29,881)	(1,026)	203,941
	Total	845,341	345,801	386,561	48,501	140,452	(48,456)	(22,189)	850,670
Ministry of Health
32	Ministry Operations	28,526,258	212,021	264,337	33,484,229	2,872	(170,790)	(1,082,607)	32,710,062
	Statutory Appropriations	147,250	—	—	—	147,250	—	—	147,250
	Total	28,673,508	212,021	264,337	33,484,229	150,122	(170,790)	(1,082,607)	32,857,312
Ministry of Housing
33	Ministry Operations	884,412	37,743	11,098	983,927	499	(4)	(8)	1,033,255
	Statutory Appropriations	12,884	—	—	12,884	—	—	—	12,884
	Total	897,296	37,743	11,098	996,811	499	(4)	(8)	1,046,139
Ministry of Indigenous Relations and Reconciliation
34	Ministry Operations	54,928	32,361	8,209	16,121	2,473	(154)	(8)	59,002
35	Treaty and Other Agreements Funding	116,159	—	—	473,096	—	(1)	(378,391)	94,704
36	Declaration Act Secretariat	4,431	2,747	1,353	—	470	(1)	(2)	4,567
	Statutory Appropriations	1,716	—	—	1,823	—	—	—	1,823
	Total	177,234	35,108	9,562	491,040	2,943	(156)	(378,401)	160,096
Ministry of Jobs, Economic Development and Innovation
37	Ministry Operations	112,805	42,975	19,174	54,450	188	(1,493)	(16)	115,278
	Statutory Appropriations	500	—	—	500	—	—	—	500
	Total	113,305	42,975	19,174	54,950	188	(1,493)	(16)	115,778
Ministry of Labour
38	Ministry Operations	21,489	49,572	12,663	90	456	(5)	(37,369)	25,407

GENERAL FUND OPERATING EXPENSES ($000) continued

Vote and Statutory Appropriations		Total 2023/24 Operating Expenses	Salaries and Benefits	Operating Costs	Government Transfers	Other Expenses	Internal Recoveries	External Recoveries	Total 2024/25 Operating Expenses
Ministry of Mental Health and Addictions
39	Ministry Operations	26,715	20,134	4,498	16,108	11	(1)	(1)	40,749
Ministry of Municipal Affairs
40	Ministry Operations	255,897	43,265	17,845	581,099	315	(14,886)	(354,215)	273,423
	Statutory Appropriations	13,565	—	—	—	14,882	—	—	14,882
	Total	269,462	43,265	17,845	581,099	15,197	(14,886)	(354,215)	288,305
Ministry of Post-Secondary Education and Future Skills
41	Ministry Operations	2,768,858	51,293	18,164	3,465,232	2,828	(61,495)	(104,979)	3,371,043
Ministry of Public Safety and Solicitor General
42	Ministry Operations	1,012,694	381,436	71,212	711,443	8,127	(17,176)	(86,611)	1,068,431
	Statutory Appropriations	15,194	1,051	4,135	12,476	12,104	—	(14,544)	15,222
	Total	1,027,888	382,487	75,347	723,919	20,231	(17,176)	(101,155)	1,083,653
Ministry of Social Development and Poverty Reduction
43	Ministry Operations	4,745,331	201,542	62,605	5,239,354	20,581	(31,088)	(317,022)	5,175,972
Ministry of Tourism, Arts, Culture and Sport
44	Ministry Operations	176,470	18,754	2,829	164,675	24	(6)	(5,287)	180,989
	Statutory Appropriations	5,430	—	—	5,428	2	—	—	5,430
	Total	181,900	18,754	2,829	170,103	26	(6)	(5,287)	186,419
Ministry of Transportation and Infrastructure
45	Ministry Operations	1,020,417	186,096	5,075,641	875,057	1,189	(13,992)	(4,988,552)	1,135,439
Ministry of Water, Land and Resource Stewardship
46	Ministry Operations	205,602	188,722	58,423	25,379	51,790	(45,774)	(64,773)	213,767
	Statutory Appropriations	500	—	—	191,012	500	—	(191,012)	500
	Total	206,102	188,722	58,423	216,391	52,290	(45,774)	(255,785)	214,267
Management of Public Funds and Debt
47	Management of Public Funds and Debt	1,308,553	—	—	—	4,062,146	—	(2,085,672)	1,976,474
Other Appropriations
48	Contingencies	5,500,000	—	—	—	3,885,001	—	(1)	3,885,000
49	Capital Funding	4,539,987	—	—	6,665,197	7	—	(7)	6,665,197
50	Commissions on Collection of Public Funds	1	—	—	—	89,569	—	(89,568)	1
51	Allowances for Doubtful Revenue Accounts	1	—	—	—	61,963	—	(61,962)	1
52	Tax Transfers	3,159,000	—	—	3,492,000	—	—	—	3,492,000
53	Forest Practices Board	3,986	2,605	1,386	—	3	(1)	(2)	3,991
	Electoral Boundaries Commission (Eliminated for 2024/25)	147	—	—	—	—	—	—	—
	Total	13,203,122	2,605	1,386	10,157,197	4,036,543	(1)	(151,540)	14,046,190
	Overall Total	70,139,000	4,962,295	7,446,988	70,423,943	9,005,680	(1,697,008)	(11,622,898)	78,519,000
	Adjusted Totals[1]		4,123,006	7,223,313	70,315,616	8,479,963	—	(11,622,898)

1 Amounts are net of adjustments to eliminate double counting. See page 11.

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GENERAL FUND CAPITAL EXPENDITURES ($000)

Vote and Statutory Appropriations		Total 2023/24 Capital Expenditures	Land	Land Improvements	Buildings	Specialized Equipment	Office Furniture and Equipment	Vehicles	Information Systems	Tenant Improvements	Roads, Bridges and Ferries	Total 2024/25 Capital Expenditures
Legislative Assembly
1	Legislative Assembly	9,326	—	—	5,215	3,028	246	—	5,718	—	—	14,207
Officers of the Legislature
2	Auditor General	1,900	—	—	—	—	30	—	233	—	—	263
3	Conflict of Interest Commissioner	25	—	—	—	—	10	—	15	—	—	25
4	Elections BC	400	—	—	—	—	—	—	92	—	—	92
5	Human Rights Commissioner	35	—	—	—	—	5	—	30	—	—	35
6	Information and Privacy Commissioner	261	—	—	—	—	10	—	95	—	—	105
7	Merit Commissioner	124	—	—	—	—	4	—	35	—	—	39
8	Ombudsperson	88	—	—	—	—	15	—	87	—	—	102
9	Police Complaint Commissioner	145	—	—	—	—	56	—	88	645	—	789
10	Representative for Children and Youth	50	—	—	—	—	5	—	63	—	—	68
	Total	3,028	—	—	—	—	135	—	738	645	—	1,518
Office of the Premier
11	Office of the Premier	3	—	—	—	—	3	—	—	—	—	3
Ministry of Agriculture and Food
12	Ministry Operations	875	—	—	—	300	3	550	—	—	—	853
13	Agricultural Land Commission	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	875	—	—	—	300	3	550	—	—	—	853
Ministry of Attorney General
14	Ministry Operations	5,778	—	—	—	5,532	24	1,847	1,532	—	—	8,935
15	Judiciary	770	—	—	—	—	30	—	789	—	—	819
16	Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—
17	Independent Investigations Office	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	363	—	—	—	—	—	—	363	—	—	363
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	6,911	—	—	—	5,532	54	1,847	2,684	—	—	10,117
Ministry of Children and Family Development
18	Ministry Operations	2,395	—	—	—	202	28	2,000	—	—	—	2,230
Ministry of Citizens' Services
19	Ministry Operations	425,022	701	—	184,622	403	586	543	157,504	47,696	—	392,055
Ministry of Education and Child Care
20	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	3	—	—	—	—	3	—	—	—	—	3
Ministry of Emergency Management and Climate Readiness
21	Ministry Operations	524	—	—	—	—	3	434	111	—	—	548
22	Emergency and Disaster Management Act	—	—	—	—	—	—	—	—	—	—	—
	Total	524	—	—	—	—	3	434	111	—	—	548

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

Vote and Statutory Appropriations		Total 2023/24 Capital Expenditures	Land	Land Improvements	Buildings	Specialized Equipment	Office Furniture and Equipment	Vehicles	Information Systems	Tenant Improvements	Roads, Bridges and Ferries	Total 2024/25 Capital Expenditures
Ministry of Energy, Mines and Low Carbon Innovation
23	Ministry Operations	546	—	—	—	195	1	350	—	—	—	546
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	546	—	—	—	195	1	350	—	—	—	546
Ministry of Environment and Climate Change Strategy
24	Ministry Operations	46,975	6,950	30,565	—	2,777	10	4,384	—	—	—	44,686
25	Environmental Assessment Office	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	400	—	300	—	100	—	—	—	—	—	400
	Total	47,375	6,950	30,865	—	2,877	10	4,384	—	—	—	45,086
Ministry of Finance
26	Ministry Operations	272	—	—	—	—	10	160	171	—	—	341
27	Government Communications and Public Engagement	—	—	—	—	—	—	—	—	—	—	—
28	BC Public Service Agency	10	—	—	—	10	—	—	—	—	—	10
29	Benefits and Other Employment Costs	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	282	—	—	—	10	10	160	171	—	—	351
Ministry of Forests
30	Ministry Operations	35,749	—	837	27,150	603	18	6,600	15	—	20,225	55,448
31	Fire Management	16,000	—	—	2,000	9,000	—	5,000	—	—	—	16,000
	Statutory Appropriations	41,107	—	—	—	650	—	—	350	—	53,095	54,095
	Total	92,856	—	837	29,150	10,253	18	11,600	365	—	73,320	125,543
Ministry of Health
32	Ministry Operations	509	—	—	—	—	30	—	—	—	—	30
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	509	—	—	—	—	30	—	—	—	—	30
Ministry of Housing
33	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	3	—	—	—	—	3	—	—	—	—	3
Ministry of Indigenous Relations and Reconciliation
34	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
35	Treaty and Other Agreements Funding	—	—	—	—	—	—	—	—	—	—	—
36	Declaration Act Secretariat	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	3	—	—	—	—	3	—	—	—	—	3
Ministry of Jobs, Economic Development and Innovation
37	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	3	—	—	—	—	3	—	—	—	—	3
Ministry of Labour
38	Ministry of Operations	3	—	—	—	—	3	—	—	—	—	3

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

Vote and Statutory Appropriations		Total 2023/24 Capital Expenditures	Land	Land Improvements	Buildings	Specialized Equipment	Office Furniture and Equipment	Vehicles	Information Systems	Tenant Improvements	Roads, Bridges and Ferries	Total 2024/25 Capital Expenditures
Ministry of Mental Health and Addictions
39	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
Ministry of Municipal Affairs
40	Ministry Operations	2	—	—	—	—	2	—	—	—	—	2
	Statutory Appropriations	833	—	4,833	—	—	—	—	—	—	—	4,833
	Total	835	—	4,833	—	—	2	—	—	—	—	4,835
Ministry of Post-Secondary Education and Future Skills
41	Ministry Operations	504	—	—	—	—	4	—	500	—	—	504
Ministry of Public Safety and Solicitor General
42	Ministry Operations	2,588	—	—	—	1,074	39	1,870	14	—	—	2,997
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	2,588	—	—	—	1,074	39	1,870	14	—	—	2,997
Ministry of Social Development and Poverty Reduction
43	Ministry Operations	1,854	—	—	—	—	114	620	1,390	—	—	2,124
Ministry of Tourism, Arts, Culture and Sport
44	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	3	—	—	—	—	3	—	—	—	—	3
Ministry of Transportation and Infrastructure
45	Ministry Operations	5,261	—	—	—	963	10	2,500	—	—	—	3,473
Ministry of Water, Land and Resource Stewardship
46	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	3	—	—	—	—	3	—	—	—	—	3
Management of Public Funds and Debt
47	Management of Public Funds and Debt	—	—	—	—	—	—	—	—	—	—	—
Other Appropriations
48	Contingencies	100,000	—	—	—	—	—	—	100,000	—	—	100,000
49	Capital Funding	—	—	—	—	—	—	—	—	—	—	—
50	Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—
51	Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—
52	Tax Transfers	—	—	—	—	—	—	—	—	—	—	—
53	Forest Practices Board	—	—	—	—	—	—	—	—	—	—	—
	Electoral Boundaries Commission (Eliminated for 2024/25)	—	—	—	—	—	—	—	—	—	—	—
	Total	100,000	—	—	—	—	—	—	100,000	—	—	100,000
	Overall Total	700,718	7,651	36,535	218,987	24,837	1,320	26,858	269,195	48,341	73,320	707,044

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OPERATING EXPENSES BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments		Adjusted Total
50	Base Salaries	3,188,219	(33,026	) ¹	3,155,193
51	Supplementary Salary Costs	38,236	—		38,236
52	Employee Benefits	1,719,596	(806,263	) ²	913,333
54	Legislative Salaries and Indemnities	16,244	—		16,244
	Salaries and Benefits	4,962,295	(839,289)		4,123,006
55	Boards, Commissions and Courts - Fees and Expenses	21,599	—		21,599
57	Public Servant Travel	61,937	—		61,937
59	Centralized Management Support Services	99,648	(99,648	) ³	—
60	Professional Services	1,088,717	(14,274	) ⁴	1,074,443
63	Information Systems - Operating	630,523	(68,996	) ⁴	561,527
65	Office and Business Expenses	133,278	(16,407	) ⁴	116,871
67	Informational Advertising and Publications	19,017	—		19,017
68	Statutory Advertising and Publications	2,108	—		2,108
69	Utilities, Materials and Supplies	1,505,401	—		1,505,401
70	Operating Equipment and Vehicles	146,761	—		146,761
72	Non-Capital Roads and Bridges	3,054,260	—		3,054,260
73	Amortization	307,955	—		307,955
75	Building Occupancy Charges	375,784	(24,350	) ⁴	351,434
	Operating Costs	7,446,988	(223,675)		7,223,313
77	Transfers - Grants	3,846,342	(2,510	) ⁴	3,843,832
79	Transfers - Entitlements	40,433,219	—		40,433,219
80	Transfers - Shared Cost Arrangements	26,144,382	(105,817	) ⁴	26,038,565
	Government Transfers	70,423,943	(108,327)		70,315,616
81	Transfers Between Votes and Special Accounts	255,836	(255,836	) ⁵	—
83	Interest on the Public Debt	1,960,844	—		1,960,844
85	Other Expenses	6,789,000	(269,881	) ⁴	6,519,119
	Other Expenses	9,005,680	(525,717)		8,479,963
86	Recoveries Between Votes and Special Accounts	(255,836)	255,836	⁵	—
88	Recoveries Within the Consolidated Revenue Fund	(1,441,172)	1,441,172	⁶	—
	Internal Recoveries	(1,697,008)	1,697,008		—
89	Recoveries Within the Government Reporting Entity	(5,811,552)	—		(5,811,552)
90	Recoveries External to the Government Reporting Entity	(5,811,346)	—		(5,811,346)
	External Recoveries	(11,622,898)	—		(11,622,898)
	Net Operating Expenses	78,519,000	—		78,519,000

[1]	Recoveries between ministries for base salaries.
[2]	Recoveries from ministries by the BC Public Service Agency and between ministries for employee benefits.
[3]	Recoveries from ministries by the Office of the Premier and Attorney General for centrally managed services such as legal services.
[4]	Recoveries between ministries for centralized services such as banking charges, workplace and technology services, professional services, grants, shared cost arrangements, or other corporate services.
[5]	Transfers between votes and special accounts.
[6]	Recoveries for costs referred to in Notes 1, 2, 3, and 4.

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SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

OPERATING EXPENSES

LEGISLATIVE ASSEMBLY

($000)

VOTE 1 Legislative Assembly

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Legislative Assembly	100,341	37,495	483	16,652	11,757	66,387	—	642	—	5,822	6,769	2,292	683	197	3,174
Caucus Operations	8,856	6,717	38	1,454	—	8,209	—	155	—	306	178	423	551	—	5
Constituency Operations	23,862	—	—	2,848	—	2,848	—	—	—	460	2,491	—	—	—	—
Members' Remuneration	19,489	—	—	5,807	11,437	17,244	—	—	—	—	130	110	—	—	—
Independent Respectful Workplace Office	250	—	—	—	—	—	—	—	—	250	—	—	—	—	—
Parliamentary Operations	1,703	198	12	46	—	256	—	92	—	212	3	179	115	197	—
Legislative Assembly Administration	41,970	30,580	338	6,497	320	37,735	—	395	—	4,369	3,967	1,510	17	—	3,169
General Centralized and Accounting	4,211	—	95	—	—	95	—	—	—	225	—	70	—	—	—

Total	100,341	37,495	483	16,652	11,757	66,387	—	642	—	5,822	6,769	2,292	683	197	3,174

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
368	—	2,951	708	23,606	__	—	—	__	—	—	40,817	40,817	—	(169)	(169)	(1)	(980)	(981)	129,660
—	—	—	75	1,693	—	—	—	—	—	—	398	398	—	—	—	—	—	—	10,300
—	—	—	—	2,951	—	—	—	—	—	—	29,758	29,758	—	—	—	—	—	—	35,557
—	—	—	—	240	—	—	—	—	—	—	7,815	7,815	—	—	—	—	—	—	25,299
—	—	—	—	250	—	—	—	__	—	—	—	—	—	—	—	—	—	—	250
—	—	—	—	798	—	—	—	—	—	—	318	318	—	—	—	—	—	—	1,372
368	—	—	633	14,428	—	—	—	—	—	—	2,382	2,382	—	(169)	(169)	(1)	(980	(981)	53,395
—	—	2,951	—	3,246	—	—	—	—	—	—	146	146	—	—	—	—	—	—	3,487

368	—	2,951	708	23,606	—	—	—	—	—	—	40,817	40,817	—	(169)	(169)	(1)	(980)	(981)	129,660

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General	22,275	14,180	102	3,670	340	18,292	—	380	—	2,840	1,879	500	5	—	—

Total	22,275	14,180	102	3,670	340	18,292	—	380	—	2,840	1,879	500	5	—	—

VOTE 3 Conflict of Interest Commissioner

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	786	271	—	137	264	672	—	35	—	55	11	35	—	1	6

Total	786	271	—	137	264	672	—	35	—	55	11	35	—	1	6

VOTE 4 Elections BC

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Elections BC	35,967	30,916	6,176	5,102	323	42,517	—	172	—	3,223	11,811	16,443	5,341	559	331

Total	35,967	30,916	6,176	5,102	323	42,517	—	172	—	3,223	11,811	16,443	5,341	559	331

VOTE 5 Human Rights Commissioner

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Human Rights Commissioner	7,505	3,330	103	933	298	4,664	—	180	—	610	367	219	100	—	1

Total	7,505	3,330	103	933	298	4,664	—	180	—	610	367	219	100	—	1

VOTE 6 Information and Privacy Commissioner

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	9,272	5,863	—	1,592	324	7,779	—	97	—	442	452	204	—	13	35

Total	9,272	5,863	—	1,592	324	7,779	—	97	—	442	452	204	—	13	35

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
17	—	665	1,700	7,986	70	—	—	70	—	—	8	8	—	—	—	—	—	—	26,356

17	—	665	1,700	7,986	70	—	—	70	—	—	8	8	—	—	—	—	—	—	26,356

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	2	82	227	—	—	—	—	—	—	—	—	—	—	—	—	—	—	899

—	—	2	82	227	—	—	—	—	—	—	—	—	—	—	—	—	—	—	899

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
10	—	389	8,224	46,503	—	5,722	—	5,722	—	—	7	7	—	—	—	—	—	—	94,749

10	—	389	8,224	46,503	—	5,722	—	5,722	—	—	7	7	—	—	—	—	—	—	94,749

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	159	535	2,171	100	—	—	100	—	—	736	736	—	(1)	(1)	(1)	(1)	(2)	7,668

—	—	159	535	2,171	100	—	—	100	—	—	736	736	—	(1)	(1)	(1)	(1)	(2)	7,668

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	210	807	2,260	—	—	—	—	—	—	975	975	—	(1)	(1)	(1)	(1)	(2)	11,011

—	—	210	807	2,260	—	—	—	—	—	—	975	975	—	(1)	(1)	(1)	(1)	(2)	11,011

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Merit Commissioner

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	1,442	667	—	203	80	950	—	17	—	216	19	29	4	12	6

Total	1,442	667	—	203	80	950	—	17	—	216	19	29	4	12	6

VOTE 8 Ombudsperson

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Ombudsperson	12,773	10,658	108	2,860	324	13,950	—	101	—	384	636	357	69	3	42

Total	12,773	10,658	108	2,860	324	13,950	—	101	—	384	636	357	69	3	42

VOTE 9 Police Complaint Commissioner

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	7,013	4,030	14	1,123	324	5,491	—	82	—	840	276	117	20	18	12

Total	7,013	4,030	14	1,123	324	5,491	—	82	—	840	276	117	20	18	12

VOTE 10 Representative for Children and Youth

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	12,191	7,791	162	2,040	323	10,316	—	373	—	687	708	405	—	—	5

Total	12,191	7,791	162	2,040	323	10,316	—	373	—	687	708	405	—	—	5

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	64	190	557	—	—	—	—	—	—	160	160	—	—	—	—	—	—	1,667

—	—	64	190	557	—	—	—	—	—	—	160	160	—	—	—	—	—	—	1,667

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	178	1,162	2,932	—	—	—	—	—	—	—	—	—	(1,800)	(1,800)	—	(1)	(1)	15,081

—	—	178	1,162	2,932	—	—	—	—	—	—	—	—	—	1,800)	(1,800)	—	(1)	(1)	15,081

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	130	646	2,141	—	—	—	—	—	—	665	665	—	—	—	—	(1)	(1)	8,296

—	—	130	646	2,141	—	—	—	—	—	—	665	665	—	—	—	—	(1)	(1)	8,296

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	55	1,181	3,414	150	—	5	155	—	—	1	1	—	(1,055)	(1,055)	(1)	(1)	(2)	12,829

—	—	55	1,181	3,414	150	—	5	155	—	—	1	1	—	(1,055)	(1,055)	(1)	(1)	(2)	12,829

OFFICE OF THE PREMIER

($000)

VOTE 11 Office of the Premier

Description	Total 2023/24 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	3,668	2,662	9	683	—	3,354	—	80	9	37	94	531	—	—	1
Cabinet Operations	2,193	1,610	2	409	—	2,021	—	25	22	1	60	44	—	—	1
Planning and Priorities Secretariat	1,689	1,305	—	332	—	1,637	—	50	45	20	10	10	—	—	—
Executive and Support Services	8,495	5,810	28	1,555	108	7,501	—	427	62	150	117	135	—	—	5
Premier's Office	5,684	4,046	5	1,073	108	5,232	—	325	—	100	67	59	—	—	—
Deputy Minister's Office	2,811	1,764	23	482	—	2,269	—	102	62	50	50	76	—	—	5

Total	16,045	11,387	39	2,979	108	14,513	—	582	138	208	281	720	—	—	7

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2024/25 Operating Expenses
5	—	—	6	763	700	—	301	1,001	—	—	18	18	—	(598)	(598)	(1)	(700)	(701)	3,837
1	—	1	1	156	1	—	—	1	—	—	118	118	—	(1)	(1)	(1)	(1)	(2)	2,293
—	—	—	—	135	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	1,772
25	—	7	5	933	1	—	—	1	—	—	420	420	—	(1)	(1)	(1)	(1)	(2)	8,852
1	—	2	—	554	—	—	—	—	—	—	146	146	—	—	—	—	—	—	5,932
24	—	5	5	379	1	—	—	1	—	—	274	274	—	(1)	(1)	(1)	(1)	(2)	2,920

31	—	8	12	1,987	702	—	301	1,003	—	—	559	559	—	(601)	(601)	(4)	(703)	(707)	16,754

MINISTRY OF AGRICULTURE AND FOOD

($000)

VOTE 12 Ministry Operations

Description	Total 2023/24 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Science, Policy and Inspection	17,465	12,369	22	3,142	—	15,533	—	380	—	2,413	92	621	—	—	697
Agriculture Resources	67,388	15,650	79	4,006	—	19,735	—	363	—	1,610	1,054	351	840	—	92
BC Farm Industry Review Board	1,427	572	—	145	—	717	377	30	—	299	4	30	—	—	—
Executive and Support Services	6,966	969	—	270	58	1,297	—	137	452	71	644	489	—	—	—
Minister's Office	701	421	—	131	58	610	—	87	—	—	10	22	—	—	—
Corporate Services	6,265	548	—	139	—	687	—	50	452	71	634	467	—	—	—

Total	93,246	29,560	101	7,563	58	37,282	377	910	452	4,393	1,794	1,491	840	—	789

VOTE 13 Agricultural Land Commission

Description	Total 2023/24 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	5,315	3,391	—	861	—	4,252	414	60	28	392	140	69	—	21	26

Total	5,315	3,391	—	861	—	4,252	414	60	28	392	140	69	—	21	26

Statutory Appropriations

Description	Total 2023/24 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Production Insurance Account	23,200	—	—	—	—	—	—	—	—	1,200	—	—	—	—	—

Total	23,200	—	—	—	—	—	—	—	—	1,200	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
248	—	523	—	4,974	—	—	11,402	11,402	—	—	25	25	—	(3)	(3)	(4)	(13,863)	(13,867)	18,064
76	—	57	—	4,443	20,043	—	22,743	42,786	12,000	—	16	12,016	—	(3)	(3)	(3)	(10,549)	(10,552)	68,425
—	—	1	—	741	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	1,457
264	—	121	173	2,351	—	—	—	—	—	—	3,413	3,413	—	(1)	(1)	(1)	(1)	(2)	7,058
—	—	—	—	119	—	—	—	—	—	—	—	—	—	—	—	—	—	—	729
264	—	121	173	2,232	—	—	—	—	—	—	3,413	3,413	—	(1)	(1)	(1)	(1)	(2)	6,329

588	—	702	173	12,509	20,043	—	34,145	54,188	12,000	—	3,456	15,456	—	(8)	(8)	(9)	(24,414)	(24,423)	95,004

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
5	—	41	5	1,201	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	5,453

5	—	41	5	1,201	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	5,453

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	1,200	—	—	—	—	—	—	40,480	40,480	—	—	—	—	(1)	(1)	41,679

—	—	—	—	1,200	—	—	—	—	—	—	40,480	40,480	—	—	—	—	(1)	(1)	41,679

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 14 Ministry Operations

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Justice Services	177,620	27,351	—	6,947	—	34,298	—	259	66	846	313	356	30	—	—
Indigenous Justice Secretariat	23,519	1,130	—	287	—	1,417	—	17	—	—	3	13	—	—	—
Prosecution Services	173,671	156,356	548	39,715	—	196,619	2,019	1,416	363	8,232	453	2,980	—	—	431
Court Services	148,684	108,183	1,033	27,674	—	136,890	2,853	1,697	83	2,823	3,220	3,511	—	—	1,714
Legal Services	32,267	82,958	1,084	21,465	—	105,507	20	856	—	47,946	1,729	1,736	—	51	—
Agencies, Boards, Commissions and Other Tribunals	48,781	41,174	509	11,055	—	52,738	5,703	663	—	5,534	1,772	1,240	38	28	5
Agencies, Boards, Commissions and Other Tribunals	48,780	27,490	93	7,015	—	34,598	5,047	409	—	2,030	1,416	941	30	23	5
British Columbia Utilities Commission	1	13,684	416	4,040	—	18,140	656	254	—	3,504	356	299	8	5	—
Multiculturalism and Anti-Racism	2,361	1,991	—	506	—	2,497	35	43	2	55	24	233	—	—	—
Executive and Support Services	37,110	17,641	18	4,512	75	22,246	—	154	60	31	10,898	228	—	12	3
Minister's Office	863	550	—	171	75	796	—	60	—	—	10	22	—	—	3
Corporate Services	36,247	17,091	18	4,341	—	21,450	—	94	60	31	10,888	206	—	12	—

Total	644,013	436,784	3,192	112,161	75	552,212	10,630	5,105	574	65,467	18,412	10,297	68	91	2,153

VOTE 15 Judiciary

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Judiciary	93,617	76,691	130	19,640	—	96,461	5,159	2,112	29	524	2,747	2,108	—	—	135
Superior Courts	21,628	16,235	80	4,124	—	20,439	1	191	—	250	1,849	800	—	—	26
Provincial Courts	71,989	60,456	50	15,516	—	76,022	5,158	1,921	29	274	898	1,308	—	—	109

Total	93,617	76,691	130	19,640	—	96,461	5,159	2,112	29	524	2,747	2,108	—	—	135

VOTE 16 Crown Proceeding Act

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
64	—	56	1	1,991	2,516	—	160,955	163,471	—	—	110	110	—	(1)	(1)	(10)	(2,392)	(2,402)	197,467
—	—	—	—	33	—	—	22,767	22,767	—	—	1	1	—	(90)	(90)	(1)	(1,764)	(1,765)	22,363
88	—	64	300	16,346	—	—	—	—	—	—	1,224	1,224	(1,688)	(1)	(1,689)	—	(1)	(1)	212,499
2,259	—	2,065	739	20,964	—	—	—	—	—	—	1,067	1,067	—	(1)	(1)	(1)	(2,852)	(2,853)	156,067
—	—	3	167	52,508	—	—	—	—	—	—	760	760	—	(117,793)	(117,793)	(290)	(10)	(300)	40,682
—	—	250	1,381	16,614	552	—	—	552	12,394	—	40	12,434	—	(3)	(3)	(1,278)	(28,551)	(29,829)	52,506
—	—	—	21	9,922	—	—	—	—	12,394	—	40	12,434	—	(3)	(3)	(1,278)	(3,168)	(4,446)	52,505
—	—	250	1,360	6,692	552	—	—	552	—	—	—	—	—	—	—	—	(25,383)	(25,383)	1
—	—	—	—	392	3,376	—	540	3,916	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	6,804
—	—	9,799	862	22,047	—	—	—	—	—	—	459	459	—	(3,814)	(3,814)	(1)	(1)	(2)	40,936
—	—	—	—	95	—	—	—	—	—	—	—	—	—	—	—	—	—	—	891
—	—	9,799	862	21,952	—	—	—	—	—	—	459	459	—	(3,814)	(3,814)	(1)	(1)	(2)	40,045

2,411	—	12,237	3,450	130,895	6,444	—	184,262	190,706	12,394	—	3,663	16,057	(1,688)	(121,704)	(123,392)	(1,582)	(35,572)	(37,154)	729,324

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
64	—	1,005	275	14,158	—	—	12	12	—	—	43	43	—	(2)	(2)	—	(1)	(1)	110,671
4	—	400	—	3,521	—	—	—	—	—	—	43	43	—	(1)	(1)	—	—	—	24,002
60	—	605	275	10,637	—	—	12	12	—	—	—	—	—	(1)	(1)	—	(1)	(1)	86,669

64	—	1,005	275	14,158	—	—	12	12	—	—	43	43	—	(2)	(2)	—	(1)	(1)	110,671

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 17 Independent Investigations Office

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Independent Investigations Office	11,564	7,821	—	2,174	—	9,995	—	154	48	284	915	317	—	—	20

Total	11,564	7,821	—	2,174	—	9,995	—	154	48	284	915	317	—	—	20

Statutory Appropriations

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Guardian and Trustee Operating Account	11,530	25,136	277	6,385	—	31,798	—	246	—	1,668	2,785	881	—	—	10

Total	11,530	25,136	277	6,385	—	31,798	—	246	—	1,668	2,785	881	—	—	10

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
96	—	459	123	2,416	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(1)	(2)	12,428

96	—	459	123	2,416	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(1)	(2)	12,428

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	503	166	6,259	—	—	—	—	—	—	417	417	—	—	—	—	(26,080)	(26,080)	12,394

—	—	503	166	6,259	—	—	—	—	—	—	417	417	—	—	—	—	(26,080)	(26,080)	12,394

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 18 Ministry Operations

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Early Childhood Development	41,856	2,217	11	563	—	2,791	—	70	—	112	—	—	—	—	—
Services for Children and Youth with Support Needs	528,889	23,541	132	5,979	—	29,652	—	265	—	400	1,670	294	—	—	83
Child and Youth Mental Health Services	122,197	56,479	1,015	14,417	—	71,911	—	778	—	437	222	641	—	—	357
Child Safety, Family Support and Children in Care Services	935,155	152,359	3,415	38,741	—	194,515	—	2,918	23,949	246	1,213	50	83	22	84
Adoption Services	37,951	8,726	23	2,224	—	10,973	—	49	—	—	—	7	—	—	—
Youth Justice Services	51,320	29,565	876	7,513	—	37,954	—	285	—	27	—	112	—	—	831
Service Delivery Support	173,225	87,771	864	22,673	—	111,308	—	3,757	4,600	6,523	5,920	6,028	—	—	—
Executive and Support Services	21,502	17,254	12	4,415	58	21,739	—	410	2	—	9	1,217	—	—	—
Minister's Office	722	516	—	155	58	729	—	80	—	—	7	19	—	—	—
Corporate Services	20,780	16,738	12	4,260	—	21,010	—	330	2	—	2	1,198	—	—	—

Total	1,912,095	377,912	6,348	96,525	58	480,843	—	8,532	28,551	7,745	9,034	8,349	83	22	1,355

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	182	—	10	43,289	43,299	—	—	1	1	—	(570)	(570)	(1)	(1)	(2)	45,701
20	—	—	—	2,732	4,125	48,606	544,156	596,887	—	—	22	22	—	(36,801)	(36,801)	(1)	(2,284)	(2,285)	590,207
152	—	—	1,032	3,619	500	130	61,596	62,226	—	—	—	—	—	(8,768)	(8,768)	(660)	(115)	(775)	128,213
8	—	—	100	28,673	1,000	98,620	807,352	906,972	—	—	633	633	—	(1)	(1)	(148)	(66,014)	(66,162)	1,064,630
—	—	—	—	56	—	144	29,054	29,198	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	40,224
131	—	—	—	1,386	500	299	32,141	32,940	—	—	1	1	—	(1)	(1)	(1)	(17,984)	(17,985)	54,295
1,853	—	1,494	1,353	31,528	500	—	1,843	2,343	—	—	29,163	29,163	—	(1)	(1)	(1)	(198)	(199)	174,142
—	—	21	79	1,738	—	—	830	830	—	—	160	160	—	(1)	(1)	(1)	(680)	(681)	23,785
—	—	—	—	106	—	—	—	—	—	—	—	—	—	—	—	—	—	—	835
—	—	21	79	1,632	—	—	830	830	—	—	160	160	—	(1)	(1)	(1)	(680)	(681)	22,950

2,164	—	1,515	2,564	69,914	6,625	147,809	1,520,261	1,674,695	—	—	29,980	29,980	—	(46,144)	(46,144)	(814)	(87,277)	(88,091)	2,121,197

MINISTRY OF CITIZENS' SERVICES

($000)

VOTE 19 Ministry Operations

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Services to Citizens and Businesses	34,776	29,268	207	7,515	—	36,990	—	390	183	961	11,423	1,036	—	20	45
Service BC Operations	33,985	24,768	173	6,372	—	31,313	—	347	87	529	7,622	545	—	—	22
BC Online	790	2,286	2	581	—	2,869	—	10	85	432	2,999	109	—	—	—
BC Registry Services	1	2,214	32	562	—	2,808	—	33	11	—	802	382	—	20	23
Office of the Chief Information Officer	2,023	3,204	6	814	—	4,024	—	77	31	699	69	84	—	—	—
BC Data Service	28,753	16,686	89	4,238	—	21,013	—	98	371	2,582	7,724	354	—	—	—
Connectivity	23,981	2,688	—	683	—	3,371	—	40	62	223	430	44	—	—	—
Procurement and Supply Services	10,324	26,866	597	6,824	—	34,287	—	129	934	3,503	6,427	1,107	—	—	2,542
Real Property	364,897	18,406	34	4,675	—	23,115	—	234	286	334	177	363	—	—	24,649
Enterprise Services	173,878	35,648	163	9,489	—	45,300	—	80	916	3,183	192,971	759	—	—	—
Corporate Information and Records Management Office	24,644	20,175	44	5,124	—	25,343	—	39	768	4,425	1,594	337	—	—	—
Government Digital Experience	9,484	7,364	55	1,871	—	9,290	—	43	18	7	1,046	62	—	—	—
Executive and Support Services	10,010	6,852	6	1,773	58	8,689	—	78	299	264	49	179	—	—	—
Minister's Office	710	439	—	136	58	633	—	38	—	—	10	20	—	—	—
Corporate Services	9,300	6,413	6	1,637	—	8,056	—	40	299	264	39	159	—	—	—

Total	682,770	167,157	1,201	43,006	58	211,422	—	1,208	3,868	16,181	221,910	4,325	—	20	27,236

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	3,023	242	17,323	—	—	—	—	—	—	892	892	—	(6,071)	(6,071)	(400)	(12,130)	(12,530)	36,604
—	—	1,818	—	10,970	—	—	—	—	—	—	801	801	—	(6,071)	(6,071)	(400)	(800)	(1,200)	35,813
—	—	5	237	3,877	—	—	—	—	—	—	9	9	—	—	—	—	(5,965)	(5,965)	790
—	—	1,200	5	2,476	—	—	—	—	—	—	82	82	—	—	—	—	(5,365)	(5,365)	1
—	—	—	—	960	—	—	—	—	—	—	4	4	—	(1,427)	(1,427)	(665)	(608)	(1,273)	2,288
—	—	4,250	43	15,422	—	—	—	—	—	—	12	12	—	(6,212)	(6,212)	(1)	(477)	(478)	29,757
—	—	—	—	799	—	—	20,000	20,000	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	24,167
6,416	—	343	4,349	25,750	—	—	—	—	—	—	75,514	75,514	—	(72,712)	(72,712)	(17,092)	(34,099)	(51,191)	11,648
109	—	92,110	320,648	438,910	—	—	—	—	—	—	46,898	46,898	—	(24,350)	(24,350)	(66,932)	(38,930)	(105,862)	378,711
—	—	24,740	—	222,649	—	—	—	—	—	—	304	304	—	(68,996)	(68,996)	(13,871)	(9,092)	(22,963)	176,294
—	—	155	—	7,318	—	—	—	—	—	—	45	45	—	(5,725)	(5,725)	(913)	(430)	(1,343)	25,638
—	—	264	9	1,449	—	—	—	—	—	—	15	15	—	(997)	(997)	(1)	(1)	(2)	9,755
7	—	44	—	920	—	—	—	—	—	—	864	864	—	(23)	(23)	(4)	(31)	(35)	10,415
—	—	2	—	70	—	—	—	—	—	—	—	—	—	—	—	—	—	—	703
7	—	42	—	850	—	—	—	—	—	—	864	864	—	(23)	(23)	(4)	(31)	(35)	9,712

6,532	—	124,929	325,291	731,500	—	—	20,000	20,000	—	—	124,548	124,548	—	(186,514)	(186,514)	(99,880)	(95,799)	(195,679)	705,277

MINISTRY OF EDUCATION AND CHILD CARE

($000)

VOTE 20 Ministry Operations

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Schools	7,391,494	—	—	—	—	—	—	—	—	—	13,847	—	—	—	—
Independent Schools	498,977	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Other Partners	61,638	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Child Care	827,377	54,948	607	13,956	—	69,511	—	710	813	558	18,089	2,716	98	—	—
Executive and Support Services	55,666	33,275	9	8,503	101	41,888	363	961	852	11,167	3,340	2,011	773	200	24
Ministers' Offices	1,348	826	—	252	101	1,179	—	100	—	—	13	25	—	—	—
Corporate Services	54,318	32,449	9	8,251	—	40,709	363	861	852	11,167	3,327	1,986	773	200	24

Total	8,835,152	88,223	616	22,459	101	111,399	363	1,671	1,665	11,725	35,276	4,727	871	200	24

Statutory Appropriations

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
British Columbia Training and Education Savings Program	30,001	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Teachers Act Special Account	8,817	4,491	—	1,140	—	5,631	505	30	850	51	270	783	—	—	—

Total	38,818	4,491	—	1,140	—	5,631	505	30	850	51	270	783	—	—	—

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	13,847	240,799	7,733,176	70,493	8,044,468	—	—	1	1	—	(1)	(1)	(22,420)	(12,278)	(34,698)	8,023,617
—	—	—	—	—	6,169	565,248	—	571,417	—	—	—	—	—	—	—	—	(200)	(200)	571,217
—	—	—	—	—	40,924	21,739	2,146	64,809	—	—	—	—	—	—	—	(350)	(5,406)	(5,756)	59,053
—	—	98	958	24,040	1,166,490	190,500	447,709	1,804,699	—	—	3,154	3,154	—	(1)	(1)	(1)	(1,036,147)	(1,036,148)	865,255
—	—	2,267	—	21,958	351	—	829	1,180	—	—	956	956	(1)	(644)	(645)	(961)	(6,737)	(7,698)	57,639
—	—	—	—	138	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,317
—	—	2,267	—	21,820	351	—	829	1,180	—	—	956	956	(1)	(644)	(645)	(961)	(6,737)	(7,698)	56,322

—	—	2,365	958	59,845	1,454,733	8,510,663	521,177	10,486,573	—	—	4,111	4,111	(1)	(646)	(647)	(23,732)	(1,060,768)	(1,084,500)	9,576,781

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	30,000	—	30,000	1	—	—	1	—	—	—	—	—	—	30,001
—	—	—	390	2,879	—	—	—	—	—	—	90	90	—	—	—	—	—	—	8,600

—	—	—	390	2,879	—	30,000	—	30,000	1	—	90	91	—	—	—	—	—	—	38,601

MINISTRY OF EMERGENCY MANAGEMENT AND CLIMATE READINESS

($000)

VOTE 21 Ministry Operations

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Emergency and Disaster Management Operations	32,416	20,559	6	5,222	—	25,787	—	587	1	2,919	—	310	—	—	115

Climate Readiness Programs	18,429	4,534	—	1,151	—	5,685	—	279	1	2,000	—	177	—	—	—
Executive and Support Services	13,739	6,946	—	1,787	58	8,791	—	142	99	204	1,952	321	—	—	30
Minister's Office	714	419	—	130	58	607	—	65	—	—	10	22	—	—	—
Corporate Services	13,025	6,527	—	1,657	—	8,184	—	77	99	204	1,942	299	—	—	30

Total	64,584	32,039	6	8,160	58	40,263	—	1,008	101	5,123	1,952	808	—	—	145

VOTE 22 Emergency and Disaster Management Act

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Emergency and Disaster Management Act	30,000	—	—	—	—	—	—	200	—	7,000	—	—	—	—	7,500
Financial Assistance	6,420	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	36,420	—	—	—	—	—	—	200	—	7,000	—	—	—	—	7,500

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
346	—	152	1,417	5,847	780	—	7,111	7,891	—	—	—	—	—	(1)	(1)	(1)	(490)	(491)	39,033
—	—	—	—	2,457	—	—	30,287	30,287	—	—	2	2	—	(1)	(1)	(1)	(10,000)	(10,001)	28,429
60	—	111	375	3,294	—	—	—	—	—	—	30	30	—	(528)	(528)	(1)	(1)	(2)	11,585
—	—	—	—	97	—	—	—	—	—	—	—	—	—	—	—	—	—	—	704
60	—	111	375	3,197	—	—	—	—	—	—	30	30	—	(528)	(528)	(1)	(1)	(2)	10,881

406	—	263	1,792	11,598	780	—	37,398	38,178	—	—	32	32	—	(530)	(530)	(3)	(10,491)	(10,494)	79,047

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
2,000	7,000	—	—	23,700	120	3,181	3,000	6,301	—	—	1	1	—	(1)	(1)	—	(1)	(1)	30,000
—	—	—	—	—	—	6,420	—	6,420	—	—	—	—	—	—	—	—	—	—	6,420

2,000	7,000	—	—	23,700	120	9,601	3,000	12,721	—	—	1	1	—	(1)	(1)	—	(1)	(1)	36,420

MINISTRY OF ENERGY, MINES AND LOW CARBON INNOVATION

($000)

VOTE 23 Ministry Operations

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Responsible Mining and Competitiveness	28,383	21,010	1,235	5,352	—	27,597	50	1,343	—	3,150	237	230	—	—	108
Mines Health, Safety and Enforcement	13,670	8,987	868	2,282	—	12,137	50	818	—	588	124	281	—	—	29
Energy Decarbonization	37,319	7,678	—	1,950	—	9,628	—	87	—	1,826	806	89	354	—	—
Electricity and Utility Regulation	3,002	3,530	—	896	—	4,426	—	437	—	483	118	141	75	—	—
Energy Resources	18,496	7,250	—	1,842	—	9,092	—	354	—	2,490	317	350	—	—	69
Strategic and Indigenous Partnerships	3,427	2,213	—	562	—	2,775	—	91	—	513	15	74	—	—	—
Executive and Support Services	14,198	1,773	36	474	58	2,341	—	177	3,381	438	791	2,459	—	—	—
Minister's Office	826	541	—	161	58	760	—	47	—	—	10	20	—	—	—
Corporate Services	13,372	1,232	36	313	—	1,581	—	130	3,381	438	781	2,439	—	—	—

Total	118,495	52,441	2,139	13,358	58	67,996	100	3,307	3,381	9,488	2,408	3,624	429	—	206

Statutory Appropriations

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
First Nations Clean Energy Business Fund special account	8,044	159	—	41	—	200	—	—	—	—	—	—	—	—	—
Innovative Clean Energy Fund special account	10,128	325	—	82	—	407	—	5	—	16	—	5	—	—	—

Total	18,172	484	—	123	—	607	—	5	—	16	—	5	—	—	—

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
134	—	—	—	5,252	—	—	116	116	—	—	16	16	—	(1)	(1)	(1)	(3,052)	(3,053)	29,927
29	—	—	—	1,919	—	—	59	59	—	—	8	8	—	(1)	(1)	(1)	(1)	(2)	14,120
—	—	—	—	3,162	—	—	24,863	24,863	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	37,651
—	—	—	—	1,254	—	—	1,505	1,505	—	—	3	3	—	(3,980)	(3,980)	(1)	(1)	(2)	3,206
63	—	5,934	—	9,577	—	—	100	100	—	—	55	55	—	(1)	(1)	(1)	(1)	(2)	18,821
—	—	—	—	693	—	—	100	100	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	3,570
306	—	1,042	1,323	9,917	—	—	—	—	—	—	2,317	2,317	—	(753)	(753)	(3)	(3)	(6)	13,816
—	—	—	—	77	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	834
306	—	1,042	1,323	9,840	—	—	—	—	—	—	2,317	2,317	—	(752)	(752)	(2)	(2)	(4)	12,982

532	—	6,976	1,323	31,774	—	—	26,743	26,743	—	—	2,405	2,405	—	(4,738)	(4,738)	(9)	(3,060)	(3,069)	121,111

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	5,559	—	2,619	8,178	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	8,375
—	—	—	—	26	—	—	11,338	11,338	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	11,768

—	—	—	—	26	5,559	—	13,957	19,516	—	—	—	—	—	(2)	(2)	(2)	(2)	(4)	20,143

MINISTRY OF ENVIRONMENT AND CLIMATE CHANGE STRATEGY
($000)

VOTE 24 Ministry Operations

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Protection	29,940	33,990	294	8,735	—	43,019	—	881	—	3,854	556	1,418	—	—	1,003
Conservation and Recreation Division	89,986	44,842	208	11,508	—	56,558	—	1,176	—	1,066	783	2,318	—	19	21,369
Climate Action	43,755	8,402	—	2,134	—	10,536	—	138	—	2,935	853	7,095	—	—	9
CleanBC Program for Industry and BC-Output Based Pricing System	5,650	2,310	—	586	—	2,896	—	31	—	1,200	1,510	27	—	—	—
Executive and Support Services	30,351	3,896	16	1,020	75	5,007	—	162	1,616	178	1,189	1,459	—	—	80
Minister's Office	822	486	—	154	75	715	—	75	—	—	10	22	—	—	—
Corporate Services	29,529	3,410	16	866	—	4,292	—	87	1,616	178	1,179	1,437	—	—	80

Total	199,682	93,440	518	23,983	75	118,016	—	2,388	1,616	9,233	4,891	12,317	—	19	22,461

VOTE 25 Environmental Assessment Office

Description	Total 2023/24 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	16,392	9,524	62	2,426	—	12,012	1	496	645	852	125	160	—	—	3

Total	16,392	9,524	62	2,426	—	12,012	1	496	645	852	125	160	—	—	3

Statutory Appropriations

Description	Total 2023/24 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Park Enhancement Fund special account	12,920	3,181	100	808	—	4,089	—	—	—	3,250	700	—	—	—	3,450
Sustainable Environment Fund	26,135	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	39,055	3,181	100	808	—	4,089	—	—	—	3,250	700	—	—	—	3,450

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
863	—	1,315	18	9,908	195	—	4,447	4,642	—	—	714	714	(24,077)	(1)	(24,078)	(26)	(2,190)	(2,216)	31,989
676	—	15,400	—	42,807	195	—	265	460	—	—	91	91	(436)	(2)	(438)	(2)	(353)	(355)	99,123
—	—	10	—	11,040	570	—	1,100	1,670	—	—	6	6	(1,305)	(2,000)	(3,305)	(1)	(82)	(83)	19,864
—	—	—	—	2,768	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	5,661
2,589	—	3,952	731	11,956	60	—	—	60	—	—	14,713	14,713	(317)	(1)	(318)	(1)	(1)	(2)	31,416
—	—	—	—	107	—	—	—	—	—	—	—	—	—	—	—	—	—	—	822
2,589	—	3,952	731	11,849	60	—	—	60	—	—	14,713	14,713	(317)	(1)	(318)	(1)	(1)	(2)	30,594

4,128	—	20,677	749	78,479	1,020	—	5,812	6,832	—	—	15,524	15,524	(26,135)	(2,005)	(28,140)	(31)	(2,627)	(2,658)	188,053

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
2	—	5	1	2,290	2,400	—	1,150	3,550	—	—	124	124	—	(1)	(1)	(1)	(900)	(901)	17,074

2	—	5	1	2,290	2,400	—	1,150	3,550	—	—	124	124	—	(1)	(1)	(1)	(900)	(901)	17,074

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	7,400	200	—	1,300	1,500	—	—	500	500	—	—	—	(500)	—	(500)	12,989
—	—	—	—	—	—	—	—	—	26,135	—	—	26,135	—	—	—	—	—	—	26,135

—	—	—	—	7,400	200	—	1,300	1,500	26,135	—	500	26,635	—	—	—	(500)	—	(500)	39,124

MINISTRY OF FINANCE

($000)

VOTE 26 Ministry Operations

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treasury Board Staff	9,563	7,461	60	1,895	—	9,416	—	54	102	73	162	72	—	221	1
Office of the Comptroller General	22,901	14,059	114	3,571	—	17,744	—	42	118	10	7,678	250	—	12	—
Office of the Comptroller General	20,250	11,182	94	2,840	—	14,116	—	6	116	—	7,650	235	—	12	—
Internal Audit and Advisory Services	2,651	2,877	20	731	—	3,628	—	36	2	10	28	15	—	—	—
Treasury	1	7,474	46	1,948	—	9,468	—	49	180	615	3,869	815	—	—	—
Revenue Division	222,337	79,903	827	20,297	—	101,027	—	1,138	3,581	5,866	13,550	8,257	504	5	17
Policy and Legislation	8,690	6,842	12	1,739	—	8,593	1,379	80	641	75	183	216	—	1	—
Policy and Legislation	8,689	6,530	12	1,659	—	8,201	—	68	621	29	32	47	—	1	—
Assessment Services	1	312	—	80	—	392	1,379	12	20	46	151	169	—	—	—
Public Sector Employers' Council Secretariat	23,769	2,583	40	656	—	3,279	—	100	100	25	68	51	—	—	—
Crown Agencies Secretariat	7,513	4,697	35	1,202	—	5,934	—	59	505	750	133	193	—	—	5
Executive and Support Services	45,083	22,682	65	5,812	75	28,634	—	1,224	1,881	9,540	8,060	617	848	—	6
Minister's Office	951	641	—	194	75	910	—	35	—	—	10	22	—	—	—
Corporate Services	44,132	22,041	65	5,618	—	27,724	—	1,189	1,881	9,540	8,050	595	848	—	6

Total	339,857	145,701	1,199	37,120	75	184,095	1,379	2,746	7,108	16,954	33,703	10,471	1,352	239	29

VOTE 27 Government Communications and Public Engagement

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Government Communications	29,921	20,252	100	5,204	—	25,556	—	176	34	790	956	1,058	3,537	—	38

Total	29,921	20,252	100	5,204	—	25,556	—	176	34	790	956	1,058	3,537	—	38

VOTE 28 BC Public Service Agency

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Public Service Agency	63,385	34,870	212	8,859	—	43,941	—	1,027	307	1,853	29,525	3,441	780	—	—
Human Resources Operations	16,961	13,289	120	3,376	—	16,785	—	164	—	29	108	389	780	—	—
Strategy, Policy and Partnerships	10,429	7,491	63	1,903	—	9,457	—	410	—	1,306	134	1,220	—	—	—
Communications, Learning and Engagement	1,618	4,210	10	1,070	—	5,290	—	89	—	378	82	1,431	—	—	—
Employee Relations	5,199	4,324	1	1,098	—	5,423	—	265	246	—	45	125	—	—	—
Corporate Services	29,178	5,556	18	1,412	—	6,986	—	99	61	140	29,156	276	—	—	—

Total	63,385	34,870	212	8,859	—	43,941	—	1,027	307	1,853	29,525	3,441	780	—	—

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
12	—	43	2	742	—	—	—	—	—	—	12	12	—	(250)	(250)	(1)	(9)	(10)	9,910
—	—	270	—	8,380	—	—	—	—	—	—	16	16	—	(2,209)	(2,209)	(207)	(2)	(209)	23,722
—	—	270	—	8,289	—	—	—	—	—	—	11	11	—	(1,454)	(1,454)	(58)	(1)	(59)	20,903
—	—	—	—	91	—	—	—	—	—	—	5	5	—	(755)	(755)	(149)	(1)	(150)	2,819
—	—	9	1	5,538	—	—	—	—	—	—	46,306	46,306	—	(15,838)	(15,838)	(1,135)	(44,338)	(45,473)	1
91	—	10,716	55	43,780	84,410	600	2,467	87,477	—	—	57,477	57,477	—	(1,566)	(1,566)	(1,001)	(2,693)	(3,694)	284,501
—	—	4	—	2,579	—	—	—	—	—	—	2	2	—	(1)	(1)	(2,173)	(1)	(2,174)	8,999
—	—	—	—	798	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	8,998
—	—	4	—	1,781	—	—	—	—	—	—	—	—	—	—	—	(2,172)	—	(2,172)	1
—	—	—	—	344	29,262	900	—	30,162	—	—	3	3	—	(2,510)	(2,510)	(1)	(20)	(21)	31,257
—	—	275	410	2,330	—	—	92,000	92,000	—	—	14	14	—	(32)	(32)	(1)	(92,002)	(92,003)	8,243
8	—	3	1	22,188	170	—	1,500	1,670	—	—	620	620	—	(964)	(964)	(1)	(5,673)	(5,674)	46,474
—	—	—	—	67	—	—	—	—	—	—	3	3	—	—	—	—	—	—	980
8	—	3	1	22,121	170	—	1,500	1,670	—	—	617	617	—	(964)	(964)	(1)	(5,673)	(5,674)	45,494

111	—	11,320	469	85,881	113,842	1,500	95,967	211,309	—	—	104,450	104,450	—	(23,370)	(23,370)	(4,520)	(144,738)	(149,258)	413,107

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	300	15	6,904	—	—	—	—	—	—	61	61	—	(600)	(600)	(200)	(61)	(261)	31,600

—	—	300	15	6,904	—	—	—	—	—	—	61	61	—	(600)	(600)	(200)	(61)	(261)	31,600

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	495	93	37,521	—	—	—	—	—	—	9,060	9,060	(450)	(16,237)	(16,687)	(2,215)	(1,805)	(4,020)	69,815
—	—	—	—	1,470	—	—	—	—	—	—	45	45	—	(325)	(325)	(25)	(25)	(50)	17,925
—	—	—	83	3,153	—	—	—	—	—	—	—	—	—	(1,782)	(1,782)	—	(4)	(4)	10,824
—	—	—	—	1,980	—	—	—	—	—	—	8,049	8,049	—	(13,286)	(13,286)	—	—	—	2,033
—	—	—	—	681	—	—	—	—	—	—	9	9	(450)	(3)	(453)	—	(6)	(6)	5,654
—	—	495	10	30,237	—	—	—	—	—	—	957	957	—	(841)	(841)	(2,190)	(1,770)	(3,960)	33,379

—	—	495	93	37,521	—	—	—	—	—	—	9,060	9,060	(450)	(16,237)	(16,687)	(2,215)	(1,805)	(4,020)	69,815

MINISTRY OF FINANCE

($000)

VOTE 29 Benefits and Other Employment Costs

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Benefits and Other Employment Costs	1	10,592	—	819,257	—	829,849	—	187	3,457	1,241	1,097	440	—	—	—
Pension Contribution and Retirement Benefits	467,138	—	—	503,560	—	503,560	—	—	—	—	—	—	—	—	—
Employer Health Tax	55,126	—	—	62,000	—	62,000	—	—	—	—	—	—	—	—	—
Employee Health Benefits	144,069	—	—	245,062	—	245,062	—	—	—	—	—	—	—	—	—
Long Term Disability	46,067	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Benefits	9,082	—	—	5,945	—	5,945	—	—	3,457	250	—	—	—	—	—
Benefits Administration	11,247	10,592	—	2,690	—	13,282	—	187	—	991	1,097	440	—	—	—
Recoveries	(732,728)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	10,592	—	819,257	—	829,849	—	187	3,457	1,241	1,097	440	—	—	—

Statutory Appropriations

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
First Nations Equity Financing special account	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing Priority Initiatives special account	1,042,010	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Insurance and Risk Management Account	5,858	5,520	5	1,402	—	6,927	—	100	1,070	1,019	518	162	—	—	—
Land Tax Deferment Act	70,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Long Term Disability Fund special account	76,135	—	—	84,000	—	84,000	—	—	—	901	—	—	—	—	—
Provincial Home Acquisition Wind Up special account	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,194,013	5,520	5	85,402	—	90,927	—	100	1,070	1,920	518	162	—	—	—

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	6,422	—	—	350	350	53,999	—	201	54,200	(13,826)	(794,736)	(808,562)	(11,469)	(70,789)	(82,258)	1
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,145)	(8,174)	(12,319)	491,241
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,874)	(1,874)	60,126
—	—	—	—	—	—	—	—	—	—	—	—	—	(10,767)	—	(10,767)	(6,616)	(57,684)	(64,300)	169,995
—	—	—	—	—	—	—	—	—	53,999	—	—	53,999	—	—	—	(336)	(995)	(1,331)	52,668
—	—	—	—	3,707	—	—	—	—	—	—	—	—	(12)	—	(12)	(68)	(490)	(558)	9,082
—	—	—	—	2,715	—	—	350	350	—	—	201	201	(3,047)	(83)	(3,130)	(304)	(1,572)	(1,876)	11,542
—	—	—	—	—	—	—	—	—	—	—	—	—	—	(794,653)	(794,653)	—	—	—	(794,653)

—	—	—	—	6,422	—	—	350	350	53,999	—	201	54,200	(13,826)	(794,736)	(808,562)	(11,469)	(70,789)	(82,258)	1

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	1,038,939	—	—	1,038,939	—	—	9,510	9,510	—	—	—	(9,500)	—	(9,500)	1,038,949
4,480	—	50	—	7,399	—	—	—	—	—	—	42,379	42,379	—	(48,066)	(48,066)	(2,270)	(151)	(2,421)	6,218
—	—	—	—	—	81,000	—	—	81,000	—	—	—	—	—	—	—	—	—	—	81,000
—	—	—	—	901	—	—	—	—	14,276	—	70	14,346	—	(652)	(652)	(1,855)	(13,271)	(15,126)	83,469
—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10

4,480	—	50	—	8,300	1,119,939	—	—	1,119,939	14,276	—	51,969	66,245	—	(48,718)	(48,718)	(13,625)	(13,422)	(27,047)	1,209,646

MINISTRY OF FORESTS

($000)

VOTE 30 Ministry Operations

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest Resiliency and Archaeology	3,309	2,765	9	703	—	3,477	—	64	—	7	83	76	—	—	—
Integrated Resource Operations	53,424	18,236	89	4,632	—	22,957	—	383	—	1,332	78	462	—	—	224
Office of the Chief Forester	134,568	23,363	178	5,934	—	29,475	—	597	—	39,942	191	585	—	6	3,261
Timber, Range and Economics	11,264	7,843	44	1,991	—	9,878	—	125	—	1,167	129	89	—	—	1
Fire Preparedness	45,437	24,992	9	6,348	—	31,349	—	677	—	1,234	642	750	—	1	1,696
Regional Operations	97,770	68,744	701	17,461	—	86,906	—	1,100	95	12,789	353	1,397	—	14	541
Executive and Support Services	58,520	9,046	43	2,351	118	11,558	—	335	6,322	1,908	11,300	1,323	—	—	870
Ministers' Offices	864	667	—	219	118	1,004	—	102	—	—	10	23	—	—	—
Corporate Services	57,656	8,379	43	2,132	—	10,554	—	233	6,322	1,908	11,290	1,300	—	—	870

Total	404,292	154,989	1,073	39,420	118	195,600	—	3,281	6,417	58,379	12,776	4,682	—	21	6,593

VOTE 31 Fire Management

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Fire Management	204,120	87,836	4,247	22,310	—	114,393	—	2,261	1,000	47,967	2,145	3,577	—	149	14,789

Total	204,120	87,836	4,247	22,310	—	114,393	—	2,261	1,000	47,967	2,145	3,577	—	149	14,789

Statutory Appropriations

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales Account	236,929	28,398	197	7,213	—	35,808	—	876	550	62,125	679	690	—	20	1,050
Forest Stand Management Fund	—	—	—	—	—	—	—	32	—	637	—	10	—	—	84

Total	236,929	28,398	197	7,213	—	35,808	—	908	550	62,762	679	700	—	20	1,134

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	150	—	380	—	—	—	—	—	—	2	2	(1)	(87)	(88)	(3)	(78)	(81)	3,690
311	27,467	5,614	—	35,871	10	—	—	10	—	—	34	34	(401)	(1)	(402)	(1)	(1)	(2)	58,468
1,714	10	19	55	46,380	2,385	—	25,796	28,181	29,879	—	786	30,665	(101)	(362)	(463)	(752)	(2,375)	(3,127)	131,111
59	—	—	23	1,593	—	—	281	281	—	—	33	33	(1)	(1)	(2)	(1)	(1)	(2)	11,781
544	—	—	606	6,150	7,000	—	2,500	9,500	—	—	32	32	(1)	(1)	(2)	(1)	(36)	(37)	46,992
910	366	407	4	17,976	2,142	—	2,587	4,729	—	—	191	191	(1,503)	(535)	(2,038)	(1)	(5,212)	(5,213)	102,551
5,081	—	16,782	277	44,198	—	—	—	—	1	—	17,852	17,853	(8,098)	(5,681)	(13,779)	(429)	(1)	(430)	59,400
—	—	—	—	135	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,139
5,081	—	16,782	277	44,063	—	—	—	—	1	—	17,852	17,853	(8,098)	(5,681)	(13,779)	(429)	(1)	(430)	58,261

8,619	27,843	22,972	965	152,548	11,537	—	31,164	42,701	29,880	—	18,930	48,810	(10,106)	(6,668)	(16,774)	(1,188)	(7,704)	(8,892)	413,993

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
55,360	—	105	—	127,353	5,000	—	—	5,000	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	232,736

55,360	—	105	—	127,353	5,000	—	—	5,000	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	232,736

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
1,890	—	37,906	100	105,886	150	—	400	550	11,906	—	79,674	91,580	(29,880)	(1)	(29,881)	(1)	(1)	(2)	203,941
11	—	—	—	774	250	—	—	250	—	—	—	—	—	—	—	—	(1,024)	(1,024)	—

1,901	—	37,906	100	106,660	400	—	400	800	11,906	—	79,674	91,580	(29,880)	(1)	(29,881)	(1)	(1,025)	(1,026)	203,941

MINISTRY OF HEALTH

($000)

VOTE 32 Ministry Operations

Description	Total 2023/24 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Health Programs	28,338,101	—	—	—	—	—	—	—	—	53,441	—	—	—	—	—
Regional Services	19,670,787	—	—	—	—	—	—	—	—	1	—	—	—	—	—
Medical Services Plan	7,038,783	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	1,578,341	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	50,190	—	—	—	—	—	—	—	—	53,440	—	—	—	—	—
Recoveries from Health Special Account	(147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	335,407	168,487	609	42,833	92	212,021	1,192	1,364	7,815	43,446	119,998	7,397	—	216	139
Minister's Office	1,158	705	—	216	92	1,013	—	113	—	—	10	22	—	—	—
Stewardship and Corporate Services	334,249	167,782	609	42,617	—	211,008	1,192	1,251	7,815	43,446	119,988	7,375	—	216	139

Total	28,526,258	168,487	609	42,833	92	212,021	1,192	1,364	7,815	96,887	119,998	7,397	—	216	139

Statutory Appropriations

Description	Total 2023/24 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	53,441	12,698	21,925,372	11,541,314	33,479,384	—	—	151	151	—	(3,201)	(3,201)	(6)	(1,048,277)	(1,048,283)	32,481,492
—	—	—	—	1	12,698	21,925,372	1,611,809	23,549,879	—	—	—	—	—	(1)	(1)	(6)	(529,527)	(529,533)	23,020,346
—	—	—	—	—	—	—	7,828,937	7,828,937	—	—	150	150	—	(3,200)	(3,200)	—	(217,000)	(217,000)	7,608,887
—	—	—	—	—	—	—	2,100,568	2,100,568	—	—	1	1	—	—	—	—	(300,000)	(300,000)	1,800,569
—	—	—	—	53,440	—	—	—	—	—	—	—	—	—	—	—	—	(1,750)	(1,750)	51,690
—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
51	—	26,151	3,127	210,896	32	—	4,813	4,845	—	—	2,721	2,721	—	(20,339)	(20,339)	(1)	(34,323)	(34,324)	375,820
—	—	—	—	145	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,158
51	—	26,151	3,127	210,751	32	—	4,813	4,845	—	—	2,721	2,721	—	(20,339)	(20,339)	(1)	(34,323)	(34,324)	374,662

51	—	26,151	3,127	264,337	12,730	21,925,372	11,546,127	33,484,229	—	—	2,872	2,872	(147,250)	(23,540)	(170,790)	(7)	(1,082,600)	(1,082,607)	32,710,062

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250
—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF HOUSING

($000)

VOTE 33 Ministry Operations

Description	Total 2023/24 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Housing and Land Use Policy	40,197	10,171	4	2,584	—	12,759	—	190	592	1,262	876	196	—	—	—
Homelessness, Partnerships and Housing Supports	20,540	13,366	23	3,395	—	16,784	—	135	16	4,917	1,263	369	—	—	—
Residential Tenancy	14,609	11,721	23	2,977	—	14,721	—	71	1	362	1,196	361	—	—	—
Homelessness Policy and Partnership Branch	5,931	1,645	—	418	—	2,063	—	64	15	4,555	67	8	—	—	—
Strategy, Governance and Accountability	750	962	—	245	—	1,207	—	11	—	—	61	—	—	—	—
Housing Innovations Division	—	1,539	—	391	—	1,930	—	—	—	—	70	—	—	—	—
Transfers to Crown Corporations and Agencies	816,940	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Housing Management Commission	816,940	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	5,985	3,961	14	1,030	58	5,063	—	130	254	49	83	36	—	—	5
Minister's Office	1,064	686	—	198	58	942	—	90	—	—	10	22	—	—	—
Corporate Services	4,921	3,275	14	832	—	4,121	—	40	254	49	73	14	—	—	5

Total	884,412	29,999	41	7,645	58	37,743	—	466	862	6,228	2,353	601	—	—	5

Statutory Appropriations

Description	Total 2023/24 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Housing Endowment Fund special account	12,884	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	12,884	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	440	73	3,629	3,082	—	502	3,584	—	—	105	105	—	(1)	(1)	(1)	(1)	(2)	20,074
—	—	24	—	6,724	50	—	—	50	—	—	90	90	—	—	—	—	—	—	23,648
—	—	24	—	2,015	—	—	—	—	—	—	75	75	—	—	—	—	—	—	16,811
—	—	—	—	4,709	50	—	—	50	—	—	15	15	—	—	—	—	—	—	6,837
—	—	—	—	72	—	—	—	—	—	—	10	10	—	(1)	(1)	(1)	(1)	(2)	1,286
—	—	—	—	70	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	2,000
—	—	—	—	—	—	—	980,293	980,293	—	—	—	—	—	—	—	—	—	—	980,293
—	—	—	—	—	—	—	980,293	980,293	—	—	—	—	—	—	—	—	—	—	980,293
—	—	—	46	603	—	—	—	—	—	—	291	291	—	(1)	(1)	(1)	(1)	(2)	5,954
—	—	—	—	122	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,064
—	—	—	46	481	—	—	—	—	—	—	291	291	—	(1)	(1)	(1)	(1)	(2)	4,890

—	—	464	119	11,098	3,132	—	980,795	983,927	—	—	499	499	—	(4)	(4)	(4)	(4)	(8)	1,033,255

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	12,884	12,884	—	—	—	—	—	—	—	—	—	—	12,884

—	—	—	—	—	—	—	12,884	12,884	—	—	—	—	—	—	—	—	—	—	12,884

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

($000)

VOTE 34 Ministry Operations

Description	Total 2023/24 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Negotiations and Regional Operations Division	16,187	12,848	65	3,263	—	16,176	—	738	—	590	77	301	—	—	—
Strategic Partnerships and Initiatives Division	22,617	7,143	—	1,815	—	8,958	—	279	—	900	23	60	—	—	—
Reconciliation Transformation and Strategies Division	3,419	2,361	—	600	—	2,961	—	54	—	23	8	15	—	—	—
Executive and Support Services	12,705	3,323	—	868	75	4,266	35	157	3,052	364	174	536	—	—	1
Minister's Office	837	524	—	157	75	756	—	85	—	—	10	20	—	—	—
Corporate Services	11,868	2,799	—	711	—	3,510	35	72	3,052	364	164	516	—	—	1

Total	54,928	25,675	65	6,546	75	32,361	35	1,228	3,052	1,877	282	912	—	—	1

VOTE 35 Treaty and Other Agreements Funding

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treaty and Other Agreements Funding	116,159	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Treaty and Other Agreements Funding	4,471	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non Treaty Funding	111,688	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	116,159	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 36 Declaration Act Secretariat

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Declaration Act Secretariat	4,431	2,191	—	556	—	2,747	—	280	300	253	33	147	—	—	—

Total	4,431	2,191	—	556	—	2,747	—	280	300	253	33	147	—	—	—

Statutory Appropriations

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	1,716	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,716	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	1	1,707	—	—	—	—	—	—	17	17	—	(1)	(1)	(1)	(1)	(2)	17,897
—	—	—	—	1,262	275	—	14,406	14,681	—	—	15	15	—	(151)	(151)	(1)	(1)	(2)	24,763
—	—	—	—	100	500	—	—	500	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	3,558
—	—	238	583	5,140	—	—	940	940	—	—	2,441	2,441	—	(1)	(1)	(1)	(1)	(2)	12,784
—	—	—	—	115	—	—	—	—	—	—	—	—	—	—	—	—	—	—	871
—	—	238	583	5,025	—	—	940	940	—	—	2,441	2,441	—	(1)	(1)	(1)	(1)	(2)	11,913

—	—	238	584	8,209	775	—	15,346	16,121	—	—	2,473	2,473	—	(154)	(154)	(4)	(4)	(8)	59,002

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	378,390	—	94,706	473,096	—	—	—	—	—	(1)	(1)	(1)	(378,390)	(378,391)	94,704
—	—	—	—	—	—	—	4,244	4,244	—	—	—	—	—	(1)	(1)	(1)	—	(1)	4,242
—	—	—	—	—	378,390	—	90,462	468,852	—	—	—	—	—	—	—	—	(378,390)	(378,390)	90,462

—	—	—	—	—	378,390	—	94,706	473,096	—	—	—	—	—	(1)	(1)	(1)	(378,390)	(378,391)	94,704

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	130	210	1,353	—	—	—	—	—	—	470	470	—	(1)	(1)	(1)	(1)	(2)	4,567

—	—	130	210	1,353	—	—	—	—	—	—	470	470	—	(1)	(1)	(1)	(1)	(2)	4,567

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	1,823	1,823	—	—	—	—	—	—	—	—	—	—	1,823

—	—	—	—	—	—	—	1,823	1,823	—	—	—	—	—	—	—	—	—	—	1,823

MINISTRY OF JOBS, ECONOMIC DEVELOPMENT AND INNOVATION

($000)

VOTE 37 Ministry Operations

Description	Total 2023/24 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Trade and Industry Development	29,064	10,565	10	2,684	—	13,259	—	420	550	11,290	690	1,640	—	—	1
Small Business and Economic Development	35,377	8,731	20	2,218	—	10,969	1	163	1	628	119	201	—	—	1
Small Business and Economic Development	7,701	5,108	13	1,297	—	6,418	1	76	1	363	89	156	—	—	1
Regional Development	27,676	3,623	7	921	—	4,551	—	87	—	265	30	45	—	—	—
Investment and Sustainable Economy	13,503	7,265	—	1,845	—	9,110	1	151	35	752	229	906	—	—	—
Transfers to Crown Corporations and Agencies	26,020	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forestry Innovation Investment Ltd.	19,811	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Innovate BC	6,209	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	8,841	7,522	37	1,960	118	9,637	—	271	50	10	337	199	—	—	—
Ministers' Offices	1,212	783	—	248	118	1,149	—	179	—	—	10	25	—	—	—
Corporate Services	7,629	6,739	37	1,712	—	8,488	—	92	50	10	327	174	—	—	—

Total	112,805	34,083	67	8,707	118	42,975	2	1,005	636	12,680	1,375	2,946	—	—	2

Statutory Appropriations

Description	Total 2023/24 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	70	300	14,961	—	—	1,525	1,525	—	—	1	1	—	(3)	(3)	(2)	(2)	(4)	29,739
—	—	27	2	1,143	23,000	—	776	23,776	—	—	11	11	—	(3)	(3)	(4)	(2)	(6)	35,890
—	—	22	1	710	—	—	776	776	—	—	5	5	—	(2)	(2)	(3)	(1)	(4)	7,903
—	—	5	1	433	23,000	—	—	23,000	—	—	6	6	—	(1)	(1)	(1)	(1)	(2)	27,987
—	—	95	11	2,180	—	—	2,650	2,650	—	—	1	1	—	(2)	(2)	(1)	(2)	(3)	13,936
—	—	—	—	—	—	—	26,499	26,499	—	—	—	—	—	—	—	—	—	—	26,499
—	—	—	—	—	—	—	20,187	20,187	—	—	—	—	—	—	—	—	—	—	20,187
—	—	—	—	—	—	—	6,312	6,312	—	—	—	—	—	—	—	—	—	—	6,312
15	—	2	6	890	—	—	—	—	—	—	175	175	—	(1,485)	(1,485)	(2)	(1)	(3)	9,214
—	—	1	—	215	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,364
15	—	1	6	675	—	—	—	—	—	—	175	175	—	(1,485)	(1,485)	(2)	(1)	(3)	7,850

15	—	194	319	19,174	23,000	—	31,450	54,450	—	—	188	188	—	(1,493)	(1,493)	(9)	(7)	(16)	115,278

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

MINISTRY OF LABOUR

($000)

VOTE 38 Ministry Operations

Description	Total 2023/24 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Labour Programs	19,618	37,636	67	9,596	—	47,299	425	678	618	666	4,447	1,268	10	1	—
Employment Standards	17,702	15,116	10	3,839	—	18,965	—	278	—	63	617	367	—	—	—
WorkSafeBC Funded Services	1	21,037	48	5,380	—	26,465	425	357	—	595	3,722	869	10	1	—
Labour Policy and Legislation	1,915	1,483	9	377	—	1,869	—	43	618	8	108	32	—	—	—
Executive and Support Services	1,871	1,729	—	469	75	2,273	—	93	—	—	30	42	—	—	—
Minister's Office	718	435	—	141	75	651	—	50	—	—	10	22	—	—	—
Corporate Services	1,153	1,294	—	328	—	1,622	—	43	—	—	20	20	—	—	—

Total	21,489	39,365	67	10,065	75	49,572	425	771	618	666	4,477	1,310	10	1	—

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
16	—	269	4,100	12,498	—	—	90	90	—	—	451	451	—	(2)	(2)	(1)	(37,013)	(37,014)	23,322
16	—	106	900	2,347	—	—	—	—	—	—	12	12	—	—	—	—	(61)	(61)	21,263
—	—	161	3,200	9,340	—	—	—	—	—	—	435	435	—	(1)	(1)	—	(36,238)	(36,238)	1
—	—	2	—	811	—	—	90	90	—	—	4	4	—	(1)	(1)	(1)	(714)	(715)	2,058
—	—	—	—	165	—	—	—	—	—	—	5	5	—	(3)	(3)	(1)	(354)	(355)	2,085
—	—	—	—	82	—	—	—	—	—	—	—	—	—	(1)	(1)	—	—	—	732
—	—	—	—	83	—	—	—	—	—	—	5	5	—	(2)	(2)	(1)	(354)	(355)	1,353

16	—	269	4,100	12,663	—	—	90	90	—	—	456	456	—	(5)	(5)	(2)	(37,367)	(37,369)	25,407

MINISTRY OF MENTAL HEALTH AND ADDICTIONS

($000)

VOTE 39 Ministry Operations

Description	Total 2023/24 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Policy Development, Research, Monitoring and Evaluation	22,891	11,969	—	3,040	—	15,009	—	154	—	628	—	558	2,620	—	—
Executive and Support Services	3,824	4,021	—	1,046	58	5,125	—	158	19	25	159	108	—	—	—
Minister's Office	715	413	—	129	58	600	—	75	—	—	10	20	—	—	—
Corporate Services	3,109	3,608	—	917	—	4,525	—	83	19	25	149	88	—	—	—

Total	26,715	15,990	—	4,086	58	20,134	—	312	19	653	159	666	2,620	—	—

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	69	4,029	16,108	—	—	16,108	—	—	—	—	—	(1)	(1)	—	(1)	(1)	35,144
—	—	—	—	469	—	—	—	—	—	—	11	11	—	—	—	—	—	—	5,605
—	—	—	—	105	—	—	—	—	—	—	10	10	—	—	—	—	—	—	715
—	—	—	—	364	—	—	—	—	—	—	1	1	—	—	—	—	—	—	4,890

—	—	—	69	4,498	16,108	—	—	16,108	—	—	11	11	—	(1)	(1)	—	(1)	(1)	40,749

MINISTRY OF MUNICIPAL AFFAIRS

($000)

VOTE 40 Ministry Operations

Description	Total 2023/24 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Local Government	221,845	11,538	88	2,931	—	14,557	—	221	665	4,339	249	660	—	2	6,977
Local Government Services and Transfers	215,645	9,520	55	2,418	—	11,993	—	213	545	664	219	370	—	2	—
University Endowment Lands	6,200	2,018	33	513	—	2,564	—	8	120	3,675	30	290	—	—	6,977
Immigration Services and Strategic Planning	24,912	15,754	14	4,001	—	19,769	—	208	99	219	1,616	413	30	—	—
Strategic Planning	605	591	2	150	—	743	—	16	—	14	3	9	—	—	—
Provincial Nominee Program	—	10,602	—	2,693	—	13,295	—	162	85	200	1,378	328	2	—	—
Workforce and Immigration	22,026	2,661	8	676	—	3,345	—	20	14	5	200	56	28	—	—
Community Gaming Grants	2,281	1,900	4	482	—	2,386	—	10	—	—	35	20	—	—	—
Executive and Support Services	9,140	7,032	40	1,809	58	8,939	—	136	23	120	326	382	—	—	7
Minister's Office	693	415	—	129	58	602	—	58	—	—	10	20	—	—	—
Corporate Services	8,447	6,617	40	1,680	—	8,337	—	78	23	120	316	362	—	—	7

Total	255,897	34,324	142	8,741	58	43,265	—	565	787	4,678	2,191	1,455	30	2	6,984

Statutory Appropriations

Description	Total 2023/24 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
University Endowment Lands Administration Account	13,565	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	13,565	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
375	—	408	9	13,905	194,134	1,123	211,790	407,047	—	—	17	17	(14,882)	(1)	(14,883)	(1,000)	(197,211)	(198,211)	222,432
—	—	81	9	2,103	194,134	1,123	203,780	399,037	—	—	11	11	—	(1)	(1)	—	(196,911)	(196,911)	216,232
375	—	327	—	11,802	—	—	8,010	8,010	—	—	6	6	(14,882)	—	(14,882)	(1,000)	(300)	(1,300)	6,200
—	—	—	270	2,855	140,000	—	34,052	174,052	—	—	282	282	—	(1)	(1)	(1)	(156,000)	(156,001)	40,956
—	—	—	—	42	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	783
—	—	—	270	2,425	—	—	—	—	—	—	280	280	—	—	—	—	(15,999)	(15,999)	1
—	—	—	—	323	—	—	34,052	34,052	—	—	—	—	—	—	—	—	—	—	37,720
—	—	—	—	65	140,000	—	—	140,000	—	—	1	1	—	—	—	—	(140,000)	(140,000)	2,452
16	—	42	33	1,085	—	—	—	—	—	—	16	16	—	(2)	(2)	(2)	(1)	(3)	10,035
3	—	—	—	91	—	—	—	—	—	—	—	—	—	—	—	—	—	—	693
13	—	42	33	994	—	—	—	—	—	—	16	16	—	(2)	(2)	(2)	(1)	(3)	9,342

391	—	450	312	17,845	334,134	1,123	245,842	581,099	—	—	315	315	(14,882)	(4)	(14,886)	(1,003)	(353,212)	(354,215)	273,423

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	14,882	—	—	14,882	—	—	—	—	—	—	14,882

—	—	—	—	—	—	—	—	—	14,882	—	—	14,882	—	—	—	—	—	—	14,882

MINISTRY OF POST-SECONDARY EDUCATION AND FUTURE SKILLS

($000)

VOTE 41 Ministry Operations

Description	Total 2023/24 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	2,517,565	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Student Services Programs	75,901	5,229	—	1,328	—	6,557	—	28	—	500	687	300	150	—	—
Private Training Institutions	1	1,855	10	471	—	2,336	10	30	365	75	100	25	—	—	—
Labour Market Development	40,310	13,862	20	3,523	—	17,405	20	211	183	3,181	3,462	387	1,275	—	—
Strategic Planning	5,812	4,061	8	1,032	—	5,101	—	96	7	305	63	45	—	—	—
Labour Market Policy and Planning	3,348	2,933	4	745	—	3,682	20	24	62	2,477	2,424	217	1,275	—	—
Labour Market and Skills Training Programs	31,150	6,868	8	1,746	—	8,622	—	91	114	399	975	125	—	—	—
Transfers to Crown Corporations and Agencies	106,285	—	—	—	—	—	—	—	—	—	—	—	—	—	—
SkilledTradesBC	106,285	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	28,796	19,796	66	5,058	75	24,995	40	262	682	1,232	1,721	565	750	19	8
Minister's Office	964	504	—	159	75	738	—	75	—	—	10	22	—	—	—
Corporate Services	27,832	19,292	66	4,899	—	24,257	40	187	682	1,232	1,711	543	750	19	8

Total	2,768,858	40,742	96	10,380	75	51,293	70	531	1,230	4,988	5,970	1,277	2,175	19	8

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	8,860	3,116,676	38,558	3,164,094	—	—	1	1	—	(44,429)	(44,429)	(1)	(1)	(2)	3,119,664
—	—	—	4	1,669	54,182	9,166	5,047	68,395	—	—	15	15	—	(137)	(137)	(1)	(2,801)	(2,802)	73,697
—	—	300	305	1,210	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(3,563)	(3,564)	1
—	—	605	12	9,336	—	—	124,983	124,983	—	—	2,690	2,690	—	(16,852)	(16,852)	(1)	(98,092)	(98,093)	39,469
—	—	—	12	528	—	—	—	—	—	—	276	276	—	—	—	(1)	—	(1)	5,904
—	—	—	—	6,499	—	—	10,100	10,100	—	—	—	—	—	(16,852)	(16,852)	—	—	—	3,429
—	—	605	—	2,309	—	—	114,883	114,883	—	—	2,414	2,414	—	—	—	—	(98,092)	(98,092)	30,136
—	—	—	—	—	—	—	106,960	106,960	—	—	—	—	—	—	—	—	—	—	106,960
—	—	—	—	—	—	—	106,960	106,960	—	—	—	—	—	—	—	—	—	—	106,960
9	—	601	60	5,949	—	—	800	800	—	—	102	102	—	(76)	(76)	(104)	(414)	(518)	31,252
—	—	—	—	107	—	—	—	—	—	—	—	—	—	—	—	—	—	—	845
9	—	601	60	5,842	—	—	800	800	—	—	102	102	—	(76)	(76)	(104)	(414)	(518)	30,407

9	—	1,506	381	18,164	63,042	3,125,842	276,348	3,465,232	—	—	2,828	2,828	—	(61,495)	(61,495)	(108)	(104,871)	(104,979)	3,371,043

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 42 Ministry Operations

Description	Total 2023/24 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Corrections	296,131	203,050	4,924	51,694	—	259,668	—	857	2,504	3,388	940	2,271	—	—	8,630
Policing and Security	534,024	17,297	25	4,393	—	21,715	—	212	642	2,122	446	809	—	—	449
Community Safety and Victim Services	78,374	8,848	76	2,248	—	11,172	—	69	91	429	595	202	—	—	—
BC Coroners Service	22,696	12,187	76	3,096	—	15,359	55	317	201	12,081	498	241	—	—	108
RoadSafetyBC	29,244	17,745	51	4,507	—	22,303	—	86	2,599	1,482	480	271	—	—	—
Liquor and Cannabis Regulation	7,616	13,970	40	3,548	—	17,558	—	321	472	417	1,515	518	—	—	19
Liquor Regulation	1	8,811	20	2,238	—	11,069	—	221	147	300	525	300	—	—	5
Cannabis Regulation	7,615	5,159	20	1,310	—	6,489	—	100	325	117	990	218	—	—	14
Gaming Policy and Enforcement	19,400	13,049	72	3,315	—	16,436	—	466	358	512	500	580	—	40	2
Gaming Policy and Enforcement Operations	19,399	13,049	72	3,315	—	16,436	—	466	358	512	500	580	—	40	2
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Cannabis, Consumer Protection and Corporate Policy	3,712	2,743	—	697	—	3,440	—	44	109	100	3	35	—	—	—
Office of the Fire Commissioner	3,173	2,245	—	570	—	2,815	—	40	—	70	110	100	—	—	14
Executive and Support Services	18,324	8,654	27	2,231	58	10,970	—	156	166	111	4,473	252	—	—	5
Minister's Office	784	497	—	150	58	705	—	65	—	—	10	22	—	—	3
Corporate Services	17,540	8,157	27	2,081	—	10,265	—	91	166	111	4,463	230	—	—	2

Total	1,012,694	299,788	5,291	76,299	58	381,436	55	2,568	7,142	20,712	9,560	5,279	—	40	9,227

Statutory Appropriations

Description	Total 2023/24 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Account	409	838	—	213	—	1,051	—	30	3,229	—	25	55	—	90	—
Corrections Work Program Account	1,281	—	—	—	—	—	—	—	—	—	14	41	—	—	475
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	13,504	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	15,194	838	—	213	—	1,051	—	30	3,229	—	39	96	—	90	475

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
973	—	3,777	3,331	26,671	—	4,300	27,661	31,961	—	—	1,212	1,212	—	(385)	(385)	(1)	(2,280)	(2,281)	316,846
208	—	121	329	5,338	2,061	—	566,220	568,281	—	—	149	149	—	(1,585)	(1,585)	(1)	(52,250)	(52,251)	541,647
—	—	94	3	1,483	175	18,188	67,366	85,729	—	—	44	44	(9,816)	(2)	(9,818)	—	(300)	(300)	88,310
77	—	98	324	14,000	—	—	—	—	—	—	28	28	—	(101)	(101)	(1)	(1)	(2)	29,284
15	—	13	8	4,954	—	—	10,536	10,536	—	—	2,787	2,787	—	(1)	(1)	(1)	(4,138)	(4,139)	36,440
248	—	49	1,467	5,026	—	—	—	—	—	—	554	554	—	(1)	(1)	(1)	(14,861)	(14,862)	8,275
170	—	49	749	2,466	—	—	—	—	—	—	229	229	—	(1)	(1)	(1)	(13,761)	(13,762)	1
78	—	—	718	2,560	—	—	—	—	—	—	325	325	—	—	—	—	(1,100)	(1,100)	8,274
8	—	444	3	2,913	9,000	—	5,836	14,836	—	—	49	49	—	(1)	(1)	—	(12,772)	(12,772)	21,461
8	—	444	3	2,913	—	—	5,836	5,836	—	—	49	49	—	(1)	(1)	—	(3,773)	(3,773)	21,460
—	—	—	—	—	9,000	—	—	9,000	—	—	—	—	—	—	—	—	(8,999)	(8,999)	1
—	—	—	—	291	100	—	—	100	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	3,830
50	—	53	10	447	—	—	—	—	—	—	—	—	—	(1)	(1)	—	—	—	3,261
153	—	2,452	2,321	10,089	—	—	—	—	—	—	3,302	3,302	—	(5,282)	(5,282)	(1)	(1)	(2)	19,077
—	—	5	—	105	—	—	—	—	—	—	—	—	—	—	—	—	—	—	810
153	—	2,447	2,321	9,984	—	—	—	—	—	—	3,302	3,302	—	(5,282)	(5,282)	(1)	(1)	(2)	18,267

1,732	—	7,101	7,796	71,212	11,336	22,488	677,619	711,443	—	—	8,127	8,127	(9,816)	(7,360)	(17,176)	(7)	(86,604)	(86,611)	1,068,431

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	1	3,430	10,000	—	—	10,000	—	—	500	500	—	—	—	—	(14,544)	(14,544)	437
115	—	60	—	705	—	—	476	476	—	—	100	100	—	—	—	—	—	—	1,281
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	2,000	—	—	2,000	11,504	—	—	11,504	—	—	—	—	—	—	13,504

115	—	60	1	4,135	12,000	—	476	12,476	11,504	—	600	12,104	—	—	—	—	(14,544)	(14,544)	15,222

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

($000)

VOTE 43 Ministry Operations

Description	Total 2023/24 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Income Assistance	3,289,354	135,127	—	34,322	—	169,449	—	961	1,648	3,026	33,941	3,591	—	—	—
Income Assistance - Program Management	187,690	133,446	—	33,895	—	167,341	—	961	1,648	3,026	33,941	3,581	—	—	—
Temporary Assistance	627,388	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	2,002,899	1,681	—	427	—	2,108	—	—	—	—	—	—	—	—	—
Supplementary Assistance	471,377	—	—	—	—	—	—	—	—	—	—	10	—	—	—
Employment	30,273	16,377	—	4,160	—	20,537	—	75	30	25	259	217	—	—	—
Employment Programs	30,272	1,378	—	350	—	1,728	—	—	—	—	—	—	—	—	—
Labour Market Development Agreement	1	14,999	—	3,810	—	18,809	—	75	30	25	259	217	—	—	—
Community Living Services	1,410,433	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Employment and Assistance Appeal Tribunal	1,915	865	23	219	—	1,107	519	22	—	150	12	130	—	5	—
Executive and Support Services	13,356	8,142	110	2,105	92	10,449	233	198	2	60	302	780	—	—	—
Minister's Office	908	579	—	184	92	855	—	52	—	—	10	24	—	—	—
Corporate Services	12,448	7,563	110	1,921	—	9,594	233	146	2	60	292	756	—	—	—

Total	4,745,331	160,511	133	40,806	92	201,542	752	1,256	1,680	3,261	34,514	4,718	—	5	—

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
312	—	13,615	68	57,162	4,504	3,161,099	156,511	3,322,114	—	—	4,240	4,240	—	(29,882)	(29,882)	—	(20,914)	(20,914)	3,502,169
312	—	13,615	68	57,152	—	—	35	35	—	—	100	100	—	(29,880)	(29,880)	—	(150)	(150)	194,598
—	—	—	—	—	—	702,762	—	702,762	—	—	1,101	1,101	—	(1)	(1)	—	(550)	(550)	703,312
—	—	—	—	—	—	2,114,440	—	2,114,440	—	—	1	1	—	—	—	—	(13,014)	(13,014)	2,103,535
—	—	—	—	10	4,504	343,897	156,476	504,877	—	—	3,038	3,038	—	(1)	(1)	—	(7,200)	(7,200)	500,724
48	—	18	1,758	2,430	—	—	290,334	290,334	—	—	14,867	14,867	—	(1,204)	(1,204)	—	(296,067)	(296,067)	30,897
—	—	—	—	—	—	—	29,168	29,168	—	—	—	—	—	—	—	—	—	—	30,896
48	—	18	1,758	2,430	—	—	261,166	261,166	—	—	14,867	14,867	—	(1,204)	(1,204)	—	(296,067)	(296,067)	1
—	—	—	—	—	—	—	1,626,906	1,626,906	—	—	1	1	—	—	—	—	(1)	(1)	1,626,906
—	—	—	—	838	—	—	—	—	—	—	1	1	—	(1)	(1)	—	—	—	1,945
200	—	200	200	2,175	—	—	—	—	—	—	1,472	1,472	—	(1)	(1)	—	(40)	(40)	14,055
—	—	—	—	86	—	—	—	—	—	—	—	—	—	—	—	—	—	—	941
200	—	200	200	2,089	—	—	—	—	—	—	1,472	1,472	—	(1)	(1)	—	(40)	(40)	13,114

560	—	13,833	2,026	62,605	4,504	3,161,099	2,073,751	5,239,354	—	—	20,581	20,581	—	(31,088)	(31,088)	—	(317,022)	(317,022)	5,175,972

MINISTRY OF TOURISM, ARTS, CULTURE AND SPORT

($000)

VOTE 44 Ministry Operations

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Tourism Sector Strategy	25,189	6,909	40	1,755	—	8,704	5	79	—	142	87	51	—	1	—
Arts and Culture	38,561	2,581	6	655	—	3,242	45	37	6	113	174	82	—	—	—
Sport and Creative Sector	26,648	3,971	—	1,008	—	4,979	—	174	421	535	72	151	—	—	1
Sport	23,181	3,656	—	928	—	4,584	—	165	420	520	70	150	—	—	1
Creative Sector	3,467	315	—	80	—	395	—	9	1	15	2	1	—	—	—
Transfers to Crown Corporations and Agencies	83,714	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Games Society	2,190	—	—	—	—	—	—	—	—	—	—	—	—	—	—
B.C. Pavilion Corporation	7,553	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Destination BC Corp.	54,639	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Knowledge Network Corporation	6,611	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	12,721	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	2,358	1,356	—	381	92	1,829	—	98	—	81	117	70	—	—	36
Minister's Office	834	502	—	165	92	759	—	61	—	—	10	22	—	—	—
Corporate Services	1,524	854	—	216	—	1,070	—	37	—	81	107	48	—	—	36

Total	176,470	14,817	46	3,799	92	18,754	50	388	427	871	450	354	—	1	37

Statutory Appropriations

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Arts and Culture Endowment special account	4,230	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	1,200	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	5,430	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	28	—	393	3,200	—	18,148	21,348	—	—	11	11	—	(1)	(1)	(1)	(4,546)	(4,547)	25,908
—	—	—	—	457	26,171	—	9,092	35,263	—	—	7	7	(1)	(1)	(2)	(1)	(1)	(2)	38,965
3	—	33	—	1,390	6,029	—	15,454	21,483	—	—	3	3	(1)	(1)	(2)	(1)	(735)	(736)	27,117
3	—	33	—	1,362	6,029	—	12,239	18,268	—	—	3	3	(1)	(1)	(2)	(1)	(734)	(735)	23,480
—	—	—	—	28	—	—	3,215	3,215	—	—	—	—	—	—	—	—	(1)	(1)	3,637
—	—	—	—	—	6,611	—	79,970	86,581	—	—	—	—	—	—	—	—	—	—	86,581
—	—	—	—	—	—	—	2,228	2,228	—	—	—	—	—	—	—	—	—	—	2,228
—	—	—	—	—	—	—	8,388	8,388	—	—	—	—	—	—	—	—	—	—	8,388
—	—	—	—	—	—	—	56,268	56,268	—	—	—	—	—	—	—	—	—	—	56,268
—	—	—	—	—	6,611	—	—	6,611	—	—	—	—	—	—	—	—	—	—	6,611
—	—	—	—	—	—	—	13,086	13,086	—	—	—	—	—	—	—	—	—	—	13,086
187	—	—	—	589	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	2,418
—	—	—	—	93	—	—	—	—	—	—	—	—	—	—	—	—	—	—	852
187	—	—	—	496	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	1,566

190	—	61	—	2,829	42,011	—	122,664	164,675	—	—	24	24	(2)	(4)	(6)	(4)	(5,283)	(5,287)	180,989

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	4,229	—	—	4,229	1	—	—	1	—	—	—	—	—	—	4,230
—	—	—	—	—	—	—	1,199	1,199	1	—	—	1	—	—	—	—	—	—	1,200

—	—	—	—	—	4,229	—	1,199	5,428	2	—	—	2	—	—	—	—	—	—	5,430

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 45 Ministry Operations

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Transportation and Infrastructure Improvements	30,433	70,296	101	17,855	—	88,252	—	5,737	4,703	364,190	9,185	2,305	—	11	332,261
Transportation Policy and Programs	26,708	4,459	—	1,132	—	5,591	—	48	12	341	32	120	—	—	—
Transportation Investments	1	59,228	76	15,044	—	74,348	—	5,484	4,250	360,610	7,089	2,020	—	8	329,466
Partnerships	1	2,249	—	572	—	2,821	—	85	387	3,008	1,143	57	—	3	2,795
Port and Airport Development	2,661	2,084	25	529	—	2,638	—	45	22	38	20	65	—	—	—
Enhancing Economic Development	1,062	2,276	—	578	—	2,854	—	75	32	193	901	43	—	—	—
Public Transportation	350,435	4,913	8	1,248	—	6,169	—	132	551	187,634	174	135	—	—	382,526
Public Transit	149,735	4,913	8	1,248	—	6,169	—	132	551	187,634	174	135	—	—	129,754
Coastal Ferry Services	200,700	—	—	—	—	—	—	—	—	—	—	—	—	—	252,772
Highway Operations	612,876	46,558	1,631	12,001	—	60,190	—	1,530	15	1,769	7,292	1,050	—	98	681,271
Maintenance and Operations	570,858	23,129	1,426	6,050	—	30,605	—	878	15	1,675	5,669	706	—	58	631,576
Commercial Vehicle Safety and Enforcement	31,228	22,600	205	5,741	—	28,546	—	632	—	15	1,619	333	—	40	303
Inland Ferries	10,790	829	—	210	—	1,039	—	20	—	79	4	11	—	—	49,392
Commercial Transportation Regulation	1,830	4,379	2	1,113	—	5,494	—	133	50	1	644	96	—	—	10
Container Trucking Commissioner	1	610	—	155	—	765	—	25	50	1	12	35	—	—	10
Passenger Transportation Branch	1,829	3,769	2	958	—	4,729	—	108	—	—	632	61	—	—	—
Executive and Support Services	24,843	20,564	32	5,294	101	25,991	—	480	4,643	2,271	4,040	700	—	5	5
Ministers' Offices	1,082	647	—	207	101	955	—	74	—	—	10	43	—	—	—
Corporate Services	23,761	19,917	32	5,087	—	25,036	—	406	4,643	2,271	4,030	657	—	5	5

Total	1,020,417	146,710	1,774	37,511	101	186,096	—	8,012	9,962	555,865	21,335	4,286	—	114	1,396,073

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
48,501	1,877,225	—	1,235	2,645,353	—	—	48,546	48,546	—	—	451	451	—	(1)	(1)	(2,749,566)	(4,538)	(2,754,104)	28,497
—	—	—	—	553	—	—	20,065	20,065	—	—	15	15	—	—	—	(1,108)	(622)	(1,730)	24,494
48,501	1,871,471	—	10	2,628,909	—	—	17,994	17,994	—	—	285	285	—	(1)	(1)	(2,718,033)	(3,501)	(2,721,534)	1
—	5,754	—	1,225	14,457	—	—	—	—	—	—	130	130	—	—	—	(16,992)	(415)	(17,407)	1
—	—	—	—	190	—	—	10,487	10,487	—	—	4	4	—	—	—	(10,487)	—	(10,487)	2,832
—	—	—	—	1,244	—	—	—	—	—	—	17	17	—	—	—	(2,946)	—	(2,946)	1,169
1	1,086,269	—	—	1,657,422	—	—	819,689	819,689	—	—	4	4	—	(12,033)	(12,033)	(1,697,800)	(400,100)	(2,097,900)	373,351
1	1,086,269	—	—	1,404,650	—	—	819,689	819,689	—	—	4	4	—	(1)	(1)	(1,697,800)	(367,274)	(2,065,074)	165,437
—	—	—	—	252,772	—	—	—	—	—	—	—	—	—	(12,032)	(12,032)	—	(32,826)	(32,826)	207,914
2,864	55,876	5,777	619	758,161	—	—	—	—	—	—	509	509	—	(1)	(1)	(107,609)	(6,015)	(113,624)	705,235
182	55,876	3,999	271	700,905	—	—	—	—	—	—	292	292	—	(1)	(1)	(87,061)	(1,760)	(88,821)	642,980
2,682	—	1,778	348	7,750	—	—	—	—	—	—	216	216	—	—	—	—	(4,255)	(4,255)	32,257
—	—	—	—	49,506	—	—	—	—	—	—	1	1	—	—	—	(20,548)	—	(20,548)	29,998
363	—	968	80	2,345	—	—	6,822	6,822	—	—	13	13	—	(1)	(1)	—	(12,704)	(12,704)	1,969
—	—	—	80	213	—	—	—	—	—	—	—	—	—	—	—	—	(977)	(977)	1
363	—	968	—	2,132	—	—	6,822	6,822	—	—	13	13	—	(1)	(1)	—	(11,727)	(11,727)	1,968
25	—	1	190	12,360	—	—	—	—	—	—	212	212	—	(1,956)	(1,956)	(9,625)	(595)	(10,220)	26,387
—	—	—	—	127	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,082
25	—	1	190	12,233	—	—	—	—	—	—	212	212	—	(1,956)	(1,956)	(9,625)	(595)	(10,220)	25,305

51,754	3,019,370	6,746	2,124	5,075,641	—	—	875,057	875,057	—	—	1,189	1,189	—	(13,992)	(13,992)	(4,564,600)	(423,952)	(4,988,552)	1,135,439

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP

($000)

VOTE 46 Ministry Operations

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Land Use Planning and Cumulative Effects	57,386	28,265	166	7,179	—	35,610	—	483	—	1,909	238	268	—	2	105
Resource Stewardship	41,147	27,026	22	6,864	—	33,912	—	529	—	13,748	228	541	—	1	297
Water, Fisheries and Coast	13,822	7,424	45	1,886	—	9,355	—	221	—	4,007	85	265	—	—	15
Natural Resource Information and Digital Services	26,225	32,139	50	8,163	—	40,352	—	180	—	3,127	6,684	422	—	1	26
Reconciliation, Lands and Natural Resource Policy	11,402	5,750	1	1,460	—	7,211	—	243	—	3,209	42	130	—	—	6
Permitting Transformation	29,083	22,363	17	5,680	—	28,060	—	333	—	199	225	591	—	1	8
Executive and Support Services	26,537	26,632	694	6,803	93	34,222	—	238	—	939	11,918	3,374	—	—	278
Minister's Office	863	490	—	162	93	745	—	71	—	—	12	17	—	—	—
Corporate Services	25,674	26,142	694	6,641	—	33,477	—	167	—	939	11,906	3,357	—	—	278

Total	205,602	149,599	995	38,035	93	188,722	—	2,227	—	27,138	19,420	5,591	—	5	735

Statutory Appropriations

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Land special account	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
74	—	61	—	3,140	—	—	22,623	22,623	—	—	12	12	—	(131)	(131)	(1)	(2,825)	(2,826)	58,428
761	—	20	8	16,133	85	—	1,007	1,092	—	—	7	7	—	(132)	(132)	(1)	(9,646)	(9,647)	41,365
1	—	20	—	4,614	190	—	719	909	—	—	50,003	50,003	—	(20)	(20)	(1)	(50,616)	(50,617)	14,244
15	—	118	—	10,573	—	—	5	5	—	—	18	18	—	(20,468)	(20,468)	—	(1,677)	(1,677)	28,803
15	—	5	—	3,650	—	—	750	750	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	11,610
55	47	—	—	1,459	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	29,516
1,015	—	892	200	18,854	—	—	—	—	—	—	1,748	1,748	—	(25,021	(25,021)	(1)	(1)	(2)	29,801
—	—	—	—	100	—	—	—	—	—	—	31	31	—	—	—	—	—	—	876
1,015	—	892	200	18,754	—	—	—	—	—	—	1,717	1,717	—	(25,021)	(25,021)	(1)	(1)	(2)	28,925

1,936	47	1,116	208	58,423	275	—	25,104	25,379	—	—	51,790	51,790	—	(45,774)	(45,774)	(6)	(64,767)	(64,773)	213,767

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	191,012	—	—	191,012	—	—	500	500	—	—	—	—	(191,012)	(191,012)	500

—	—	—	—	—	191,012	—	—	191,012	—	—	500	500	—	—	—	—	(191,012)	(191,012)	500

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 47 Management of Public Funds and Debt

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Funding	1,308,550	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,308,553	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	1,960,844	16,500	1,977,344	—	—	—	(873)	—	(873)	1,976,471
—	—	—	—	—	—	—	—	—	—	—	2,084,800	2,084,800	—	—	—	(933,600)	(1,151,199)	(2,084,799)	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1

—	—	—	—	—	—	—	—	—	—	1,960,844	2,101,302	4,062,146	—	—	—	(934,473)	(1,151,199)	(2,085,672)	1,976,474

OTHER APPROPRIATIONS

($000)

VOTE 48 Contingencies

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
General Programs	5,500,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General Programs	5,200,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
CleanBC	300,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	5,500,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 49 Capital Funding

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Capital Funding	4,539,987	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools	864,898	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	2,104,236	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing	563,460	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post-secondary Institutions	818,635	—	—	—	—	—	—	—	—	—	—	—	—	—	—
B.C. Pavilion Corporation	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	78,758	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Capital Projects	100,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	4,539,987	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	3,885,001	3,885,001	—	—	—	—	(1)	(1)	3,885,000
—	—	—	—	—	—	—	—	—	—	—	3,500,001	3,500,001	—	—	—	—	(1)	(1)	3,500,000
—	—	—	—	—	—	—	—	—	—	—	385,000	385,000	—	—	—	—	—	—	385,000

—	—	—	—	—	—	—	—	—	—	—	3,885,001	3,885,001	—	—	—	—	(1)	(1)	3,885,000

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	6,665,197	6,665,197	—	—	7	7	—	—	—	—	(7)	(7)	6,665,197
—	—	—	—	—	—	—	1,046,194	1,046,194	—	—	1	1	—	—	—	—	(1)	(1)	1,046,194
—	—	—	—	—	—	—	3,529,550	3,529,550	—	—	1	1	—	—	—	—	(1)	(1)	3,529,550
—	—	—	—	—	—	—	735,275	735,275	—	—	1	1	—	—	—	—	(1)	(1)	735,275
—	—	—	—	—	—	—	1,107,256	1,107,256	—	—	1	1	—	—	—	—	(1)	(1)	1,107,256
—	—	—	—	—	—	—	10,000	10,000	—	—	1	1	—	—	—	—	(1)	(1)	10,000
—	—	—	—	—	—	—	136,922	136,922	—	—	1	1	—	—	—	—	(1)	(1)	136,922
—	—	—	—	—	—	—	100,000	100,000	—	—	1	1	—	—	—	—	(1)	(1)	100,000

—	—	—	—	—	—	—	6,665,197	6,665,197	—	—	7	7	—	—	—	—	(7)	(7)	6,665,197

OTHER APPROPRIATIONS

($000)

VOTE 50 Commissions on Collection of Public Funds

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	87,818	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Food	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens' Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education and Child Care	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Emergency Management and Climate Readiness	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Low Carbon Innovation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment and Climate Change Strategy	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	80,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests	366	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	945	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Housing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Indigenous Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Economic Development and Innovation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Mental Health and Addictions	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Municipal Affairs	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Post-Secondary Education and Future Skills	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	4,730	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Poverty Reduction	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Arts, Culture and Sport	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Water, Land and Resource Stewardship	881	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(87,817)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	89,568	89,568	—	—	—	—	—	—	89,568
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	400	400	—	—	—	—	—	—	400
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	81,000	81,000	—	—	—	—	—	—	81,000
—	—	—	—	—	—	—	—	—	—	—	366	366	—	—	—	—	—	—	366
—	—	—	—	—	—	—	—	—	—	—	945	945	—	—	—	—	—	—	945
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	5,480	5,480	—	—	—	—	—	—	5,480
—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	881	881	—	—	—	—	—	—	881
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(89,568)	—	(89,568)	(89,567)

—	—	—	—	—	—	—	—	—	—	—	89,569	89,569	—	—	—	(89,568)	—	(89,568)	1

OTHER APPROPRIATIONS

($000)

VOTE 51 Allowances for Doubtful Revenue Accounts

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	61,026	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Food	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	2,437	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens' Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education and Child Care	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Emergency Management and Climate Readiness	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Low Carbon Innovation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment and Climate Change Strategy	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	35,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests	5,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	4,501	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Housing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Indigenous Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Economic Development and Innovation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Mental Health and Addictions	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Municipal Affairs	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Post-Secondary Education and Future Skills	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	5,334	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Poverty Reduction	8,029	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Arts, Culture and Sport	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Water, Land and Resource Stewardship	602	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(61,025)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	61,962	61,962	—	—	—	—	—	—	61,962
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	2,437	2,437	—	—	—	—	—	—	2,437
—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
—	—	—	—	—	—	—	—	—	—	—	36,800	36,800	—	—	—	—	—	—	36,800
—	—	—	—	—	—	—	—	—	—	—	5,000	5,000	—	—	—	—	—	—	5,000
—	—	—	—	—	—	—	—	—	—	—	4,501	4,501	—	—	—	—	—	—	4,501
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	4,470	4,470	—	—	—	—	—	—	4,470
—	—	—	—	—	—	—	—	—	—	—	8,029	8,029	—	—	—	—	—	—	8,029
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
—	—	—	—	—	—	—	—	—	—	—	602	602	—	—	—	—	—	—	602
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(61,962)	—	(61,962)	(61,961)

—	—	—	—	—	—	—	—	—	—	—	61,963	61,963	—	—	—	(61,962)	—	(61,962)	1

OTHER APPROPRIATIONS

($000)

VOTE 52 Tax Transfers

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Personal Tax Transfers	1,815,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Climate Action Tax Credit	757,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Family Benefit	463,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Renters Tax Credit	309,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sales Tax Credit	50,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Small Business Venture Capital Tax Credit	40,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Personal Income Tax Credits	196,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Tax Transfers	1,344,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Film and Television Tax Credit	152,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Services Tax Credit	890,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Scientific Research and Experimental Development Tax Credit	96,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interactive Digital Media Tax Credit	110,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Clean Buildings Tax Credit	20,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Corporate Income Tax Credits	74,900	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	3,159,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 53 Forest Practices Board

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,986	2,079	—	526	—	2,605	90	155	—	175	400	130	—	10	—

Total	3,986	2,079	—	526	—	2,605	90	155	—	175	400	130	—	10	—

Vote (Eliminated for 2024/25) - Electoral Boundaries Commission

	Total
	2023/24					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Electoral Boundaries Commission	147	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	2,223,000	—	2,223,000	—	—	—	—	—	—	—	—	—	—	2,223,000
—	—	—	—	—	—	1,022,000	—	1,022,000	—	—	—	—	—	—	—	—	—	—	1,022,000
—	—	—	—	—	—	664,800	—	664,800	—	—	—	—	—	—	—	—	—	—	664,800
—	—	—	—	—	—	279,000	—	279,000	—	—	—	—	—	—	—	—	—	—	279,000
—	—	—	—	—	—	50,000	—	50,000	—	—	—	—	—	—	—	—	—	—	50,000
—	—	—	—	—	—	40,000	—	40,000	—	—	—	—	—	—	—	—	—	—	40,000
—	—	—	—	—	—	167,200	—	167,200	—	—	—	—	—	—	—	—	—	—	167,200
—	—	—	—	—	—	1,269,000	—	1,269,000	—	—	—	—	—	—	—	—	—	—	1,269,000
—	—	—	—	—	—	162,500	—	162,500	—	—	—	—	—	—	—	—	—	—	162,500
—	—	—	—	—	—	746,800	—	746,800	—	—	—	—	—	—	—	—	—	—	746,800
—	—	—	—	—	—	116,300	—	116,300	—	—	—	—	—	—	—	—	—	—	116,300
—	—	—	—	—	—	140,000	—	140,000	—	—	—	—	—	—	—	—	—	—	140,000
—	—	—	—	—	—	20,000	—	20,000	—	—	—	—	—	—	—	—	—	—	20,000
—	—	—	—	—	—	83,400	—	83,400	—	—	—	—	—	—	—	—	—	—	83,400

—	—	—	—	—	—	3,492,000	—	3,492,000	—	—	—	—	—	—	—	—	—	—	3,492,000

																			Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
167	—	—	259	1,386	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	3,991

167	—	—	259	1,386	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	3,991

Total
				Total				Total				Total			Total			Total	2024/25
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

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EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is composed of several specific components termed standard object of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50	Base Salaries – includes the cost of the base salaries, overtime pay, and lump sum payments for all permanent and temporary direct employees of the government.

51	Supplementary Salary Costs – includes the cost of extra pay for certain types of work, such as shift differentials, premiums, and allowances.

52	Employee Benefits – includes the cost of employer contributions to employee benefit plans, pensions, and other expenses related to employee salaries. Other benefits paid by the employer, such as relocation and transfer expenses, are also included.

54	Legislative Salaries and Indemnities – includes the cost of the annual Members of the Legislative Assembly (MLA) indemnity and supplementary salaries as authorized under section 4 of the Members’ Remuneration and Pensions Act. Salaries for the officers of the Legislature are also included.

OPERATING COSTS

55	Boards, Commissions and Courts – Fees and Expenses – includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

57	Public Servant Travel – includes travel expenses of direct government employees and officials on government business, including prescribed allowances.

59	Centralized Management Support Services – includes central agency charges to ministries for services such as legal services.

60	Professional Services – includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63	Information Systems – Operating – includes all contract fees and costs related to data, voice, image, and text processing operations and services, such as data and word processing, data communications charges, supplies, repairs, maintenance, and short-term rentals of information processing equipment.

65	Office and Business Expenses – includes supplies and services required for the operation of offices.

67	Informational Advertising and Publications – includes costs associated with non-statutory advertising and general publications.

68	Statutory Advertising and Publications – includes costs associated with special notices and publications required by statute and regulations.

69	Utilities, Materials and Supplies – includes the cost of services such as the supply of water and electricity, materials, and supplies required for normal operation of government services and food for institutions.

70	Operating Equipment and Vehicles – includes the costs associated with the repair and maintenance of government vehicles and operating machinery and equipment.

72	Non-Capital Roads and Bridges – includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73	Amortization – includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75	Building Occupancy Charges – includes payments to the private sector for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

77	Transfers – Grants – includes payments to individuals, businesses, non-profit associations, and other entities which may include stipulations as to the use of the funds and which are not entitlements or shared cost arrangements.

79	Transfers – Entitlements – includes payments to individuals, businesses, and other entities where eligible recipients must be paid under statute or regulation once they meet all eligibility criteria, if any, outlined in the statute or regulation.

80	Transfers – Shared Cost Arrangements – includes payments that are reimbursements to individuals, businesses, and other entities under the terms of a contract or agreement.

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS continued

OTHER EXPENSES

81	Transfers Between Votes and Special Accounts – includes transfers (payments) between a vote and a special account.

83	Interest on the Public Debt – includes only interest payments on the direct provincial debt borrowed for government purposes.

85	Other Expenses – includes expenses, such as financing costs, valuation allowances, and other expenses, which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86	Recoveries Between Votes and Special Accounts – includes recoveries between a vote and a special account.

88	Recoveries Within the Consolidated Revenue Fund – includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89	Recoveries Within the Government Reporting Entity – includes costs and amounts recovered from government corporations, organizations, and agencies; the offset for commissions paid for the collection of government revenues and accounts; and the write-off of uncollectible revenue-related accounts.

90	Recoveries External to the Government Reporting Entity – includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

Land – includes the purchased or acquired value for parks and other recreation land, land directly associated with capitalized infrastructure (buildings, ferries, and bridges), but does not include land held for resale.

Land Improvements – includes the capital cost of improvements to dams and water management systems and recreation areas.

Buildings – includes the purchase, construction, or major improvement of buildings owned by the Consolidated Revenue Fund.

Specialized Equipment – includes the purchase or capital lease cost of heavy equipment, such as tractors and trailers, as well as telecommunications relay towers and switching equipment.

Office Furniture and Equipment – includes the cost or capital lease cost of office furniture and equipment.

Vehicles – includes the purchase or capital lease cost of passenger, light truck, and utility vehicles.

Information Systems – includes the purchase or capital lease cost of mainframe and other systems hardware, software, and related equipment.

Tenant Improvements – includes the cost or capital lease cost of improvements to leased space.

Roads – includes the capital costs for construction or major improvements of roads, highways, bridges, and ferries.

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